              As filed with the Securities and Exchange Commission
                              on November 15, 1996
                      Registration No. 33-64352; 811-7780

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [   ]

                        Post-Effective Amendment No. 6                    [ X ]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [   ]

                                Amendment No. 8                           [ X ]

                        (Check appropriate box or boxes)

                                STAGECOACH TRUST
               (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                          Little Rock, Arkansas  72201
          (Address of Principal Executive Offices, including Zip Code)

      Registrant's Telephone Number, including Area code:  (800) 643-9691

                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)

                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Avenue, N.W.
                            Washington, D.C.  20006

It is proposed that this filling will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to Rule 485(b), or [ ] on _________, pursuant to Rule 485(b)

[X] 60 days after filing pursuant to Rule 485(a)(1), or [ ] on _________, pursuant to Rule 485(a)(1)

[ ] 75 days after filing pursuant to Rule 485(a)(2), or [ ] on _________, pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.


The Registrant has registered an indefinite number of shares of its Common Stock, $.001 par value, under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act 1940, as amended. The Registrant filed the notice required by Rule 24f-2 for its most recent fiscal year ended February 29, 1996, with the Securities and Exchange Commission on April 29, 1996.

This Post-Effective Amendment to the Registrant's Registration Statement has been executed by Master Investment Portfolio (a registered investment company with separate series in which certain of the Registrant's series invest substantially all of their assets) and its trustees and principal officer.

                                EXPLANATORY NOTE

             This Post-Effective Amendment is being filed to register a new class of shares -- Class B shares -- to Stagecoach Trust's LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds, and to make certain other non- material changes to the Registration Statement. The former Retail Class shares of the LifePath Funds have been redesignated as Class A shares.

                                 LIFEPATH FUNDS
                             Cross Reference Sheet

Form N-1A Item Number

Part A                     Prospectus Captions
------                     -------------------
  1         Cover Page
  2         Summary of Fund Expenses
  3         Financial Highlights
  4         Description of the Funds; General Information
  5         Management of the Funds; General Information
  6         Management of the Funds; Dividends and Distributions; Federal Tax Information
  7         How to Buy Shares; How to Redeem Shares; Exchange Privilege; Dividends and Distributions
            Performance Information
  8         How to Redeem Shares; Exchange Privilege
  9         Not Applicable

 Part B     Statement of Additional Information Captions
 ------     --------------------------------------------

 10         Cover Page
 11         Table of Contents
 12         Management of the Trust
 13         Investment Objectives and Management Policies; Appendix
 14         Management of the Trust; Management Arrangements
 15         Information About the Funds; Capital Stock; Management of the Trust
 16         Management of the Trust; Independent Auditors; Counsel
 17         Portfolio Transactions
 18         Capital Stock
 19         Purchase and Redemption of Shares; Determination of Net Asset Value
 20         Dividends, Distributions and Taxes
 21         Management Arrangements
 22         Performance Information
 23         Financial Information; Financial Statements

 Part C     General Information
 ------

 24-32      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                              [STAGECOACH LOGO]

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                                    [LOGO]

                              CLASS A AND CLASS B

                                January 15, 1997

                              STAGECOACH FUNDS(R)

                         STAGECOACH LIFEPATH(TM) FUNDS
                           CLASS A AND CLASS B SHARES

  The LIFEPATH FUNDS consist of five asset allocation funds (the "LifePath Funds") offered by Stagecoach Trust (the "Trust"), an open-end, management investment company. By this Prospectus, the Trust is offering Class A (formerly, Retail Class) and Class B shares of the LifePath Funds. The LifePath Funds seek to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors, on average, may be willing to accept given their investment time horizons.

  EACH FUND INVESTS ALL OF ITS ASSETS IN A SEPARATE SERIES (EACH, A "MASTER PORTFOLIO") OF MASTER INVESTMENT PORTFOLIO ("MIP"), AN OPEN-END, SERIES INVESTMENT COMPANY, RATHER THAN IN A PORTFOLIO OF SECURITIES AND, AS SUCH, MAY BE CONSIDERED A FEEDER FUND IN A MASTER/FEEDER STRUCTURE. EACH MASTER PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND BEARING THE CORRESPONDING NAME. THEREFORE, EACH FUND'S INVESTMENT EXPERIENCE CORRESPONDS DIRECTLY WITH THE RELEVANT MASTER PORTFOLIO'S INVESTMENT EXPERIENCE.

  Please read this Prospectus before investing and retain it for future reference. It sets forth concisely information about the Trust and Funds that a prospective investor should know before investing. A Statement of Additional Information ("SAI") dated January 15, 1997 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. For a free copy, write to the Trust c/o Wells Fargo Bank, N.A. - Stagecoach Shareholder Services, P.O. Box 7066, San Francisco, California 94120-7066, or call 1-800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA (1-800-237-8472) for information or assistance.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), BARCLAYS GLOBAL FUND ADVISORS ("BGFA") OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       PROSPECTUS DATED JANUARY 15, 1997

                                                                      PROSPECTUS

  Each LifePath Fund invests in the corresponding LifePath Master Portfolio. The LifePath Master Portfolios invest in a wide range of U.S. and foreign equity and debt securities and money market instruments. Investors are encouraged to select a particular LifePath Fund based on the decade of their anticipated retirement or when they anticipate beginning to withdraw substantial portions of their investment.

  - LIFEPATH 2000 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

  - LIFEPATH 2010 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

  - LIFEPATH 2020 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

  - LIFEPATH 2030 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

  - LIFEPATH 2040 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

BGFA SERVES AS EACH MASTER PORTFOLIO'S INVESTMENT ADVISER AND, TOGETHER WITH ITS
 AFFILIATES, PROVIDES OTHER SERVICES FOR WHICH IT IS COMPENSATED. STEPHENS INC.
     ("STEPHENS"), WHICH IS NOT AFFILIATED WITH BGFA, SERVES AS THE TRUST'S
           CO-ADMINISTRATOR AND AS DISTRIBUTOR OF EACH FUND'S SHARES.

                                                                      PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

SUMMARY OF FUND EXPENSES                                                       1

FINANCIAL HIGHLIGHTS                                                           4

DESCRIPTION OF THE FUNDS                                                       6

  RISK CONSIDERATIONS                                                         14

MANAGEMENT OF THE FUNDS                                                       18

HOW TO BUY SHARES                                                             23

HOW TO REDEEM SHARES                                                          34

EXCHANGE PRIVILEGE                                                            38

DIVIDENDS AND DISTRIBUTIONS                                                   41

FEDERAL TAX INFORMATION                                                       42

PERFORMANCE INFORMATION                                                       43

GENERAL INFORMATION                                                           44

APPENDIX                                                                     A-1

                                                                      PROSPECTUS

                            SUMMARY OF FUND EXPENSES

                        SHAREHOLDER TRANSACTION EXPENSES
                                 CLASS A SHARES

                               LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                               2000 FUND   2010 FUND   2020 FUND   2030 FUND   2040 FUND
                               ---------   ---------   ---------   ---------   ---------
Maximum Sales Charge Imposed
  on Purchase (as a percentage
  of offering price)..........    None       4.50%       4.50%       4.50%       4.50%
Sales Charge Imposed on
  Reinvested
  Dividends...................    None        None        None        None        None
Maximum Sales Charge Imposed
  on
  Redemptions.................    None        None        None        None        None
Exchange Fees.................    None        None        None        None        None

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                LIFEPATH     LIFEPATH     LIFEPATH     LIFEPATH     LIFEPATH
                                2000 FUND    2010 FUND    2020 FUND    2030 FUND    2040 FUND
                               -----------  -----------  -----------  -----------  -----------
Master Portfolio
  Management Fees(1).......       .55%         .55%         .55%         .55%         .55%
12b-1 Fees.................       .25%         .25%         .25%         .25%         .25%
Other Expenses.............       .40%         .40%         .40%         .40%         .40%
Total Fund Operating
  Expenses.................       1.20%        1.20%        1.20%        1.20%        1.20%

---------------

 (1) A portion of these fees is covered by a "defensive" Rule 12b-1 Distribution Plan that does not result in additional expenses to the Funds or Master Portfolios. (See "Management of the Funds -- MIP 12b-1 Plan" for further information.)

  EXAMPLE OF EXPENSES

  An investor would pay the following expenses on a $1,000 investment in Class A shares of a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                               LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                              2000 FUND   2010 FUND   2020 FUND   2030 FUND   2040 FUND
                              ---------   ---------   ---------   ---------   ---------
         1 YEAR.............    $  12       $  57       $  57       $  57       $  57
         3 YEARS............    $  38       $  81       $  81       $  81       $  81
         5 YEARS............    $  66       $ 108       $ 108       $ 108       $ 108
        10 YEARS............    $ 145       $ 184       $ 184       $ 184       $ 184

                                        1                             PROSPECTUS

                        SHAREHOLDER TRANSACTION EXPENSES
                                 CLASS B SHARES

                                          LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                                          2010 FUND   2020 FUND   2030 FUND   2040 FUND
                                          ---------   ---------   ---------   ---------
Maximum Sales Charge Imposed on Purchase
  (as a percentage of offering price)....    None        None        None        None
Sales Charge Imposed on Reinvested
  Dividends..............................    None        None        None        None
Maximum Sales Charge Imposed on
  Redemptions............................   5.00%       5.00%       5.00%       5.00%
Exchange Fees............................    None        None        None        None

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                          LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                                          2010 FUND   2020 FUND   2030 FUND   2040 FUND
                                          ---------   ---------   ---------   ---------
Master Portfolio Management Fees(1)......    .55%        .55%        .55%        .55%
12b-1Fees................................    .75%        .75%        .75%        .75%
Other Expenses...........................    .40%        .40%        .40%        .40%
                                          ---------   ---------   ---------   ---------
Total Fund Operating Expenses............   1.70%       1.70%       1.70%       1.70%

---------------

 (1) A portion of these fees is covered by a "defensive" Rule 12b-1 Distribution Plan that does not result in additional expenses to the Funds or Master Portfolios. (See "Management of the Funds -- MIP 12b-1 Plan" for further information.)

--------------------------------------------------------------------------------

  EXAMPLE OF EXPENSES

  An investor would pay the following expenses on a $1,000 investment in Class B shares of a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                          LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                                         2010 FUND   2020 FUND   2030 FUND   2040 FUND
                                         ---------   ---------   ---------   ---------
         1 YEAR........................    $  67       $  67       $  67       $  67
         3 YEARS.......................    $  84       $  84       $  84       $  84

  An investor would pay the following expenses on a $1,000 investment in Class B shares of a Fund, assuming (1) 5% annual return and (2) no redemption:

                                          LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                                         2010 FUND   2020 FUND   2030 FUND   2040 FUND
                                         ---------   ---------   ---------   ---------
         1 YEAR........................    $  17       $  17       $  17       $  17
         3 YEARS.......................    $  54       $  54       $  54       $  54
  ------------------------------------------------------------------------------------

EXPLANATION OF TABLES

  The purpose of the foregoing tables is to help a shareholder understand the various costs and expenses that an investor in a Fund will bear directly or indirectly. The foregoing tables reflect expenses at both the Fund and Master Portfolio levels. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or other shareholder servicing agents directly on customer accounts in connection with an investment in a Fund.

  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of a Fund's Class A shares and may be subject to a contingent-deferred sales charge on a Fund's Class B shares if you redeem such shares within a specified period. The Trust reserves the right to impose a charge for wiring redemption proceeds. In certain instances you may qualify for a reduction

PROSPECTUS                              2
or waiver of the front-end sales charge. There are no other sales charges, exchange fees or redemption fees. See "How to Buy Shares".

  ANNUAL FUND OPERATING EXPENSES for Class A shares are based on each Fund's actual expenses for the fiscal year ended February 29, 1996. Annual Fund Operating Expenses for Class B shares are based on contract amounts and certain anticipated voluntary fee waivers and expense reimbursements expected to be in effect for the remainder of the current fiscal year. BGFA, Wells Fargo Bank and Stephens at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, a Fund or Master Portfolio. Any waivers or reimbursements would reduce a Fund's or Master Portfolio's total expenses. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Management of the Funds."

  Long-term Class B shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as a shareholder in a Fund, please see "How to Buy Shares" and "Management of the Funds."

  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.

  With regard to the combined fees and expenses of the Funds and Master Portfolios, the Trust's Board of Trustees has considered whether the various costs and benefits of investing each Fund's assets in the corresponding Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Trust's Board of Trustees believes that the aggregate per share expenses of a Fund and its corresponding Master Portfolio will be less than or approximately equal to the expenses such Fund would incur if it directly acquired and managed the type of securities held by its corresponding Master Portfolio. The information in the foregoing tables does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. For a description of the various costs and expenses incurred in the operation of the Trust and MIP, as well as any fee waivers or expense reimbursements, see "Management of the Funds."

  The Trust is currently authorized to issue a third class of LifePath shares -- the Institutional Class shares -- which are no longer offered for sale or in connection with the Trust's dividend reinvestment plan. In addition, other mutual funds may invest in each LifePath Master Portfolio. The expenses and, accordingly, the investment returns of such other mutual funds and a class of shares may differ from those of another class of shares. Information about each class of shares and other investment options in the Master Portfolios may be obtained by calling Stephens at 1-800-643-9691. For additional information, see "Description of the Funds -- Master/Feeder Structure."

                                        3                             PROSPECTUS

                              FINANCIAL HIGHLIGHTS

  The following information has been derived from the Financial Highlights of the Class A shares in the Funds' financial statements for the fiscal year ended February 29, 1996. The financial statements are incorporated by reference into the SAI for the Funds. The financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated April 12, 1996 also is incorporated by reference into the SAI. This information should be read in conjunction with the Funds' 1996 annual financial statements and notes thereto. The unaudited information has been derived from the Financial Highlights of the Class A shares in the Funds' Semi-Annual Report for the six months ended August 31, 1996. Financial information is not provided for the Class B shares because the Class B shares were not offered during the periods presented.

                        FOR A CLASS A SHARE OUTSTANDING

                                    LIFEPATH 2000 FUND                     LIFEPATH 2010 FUND               LIFEPATH 2020 FUND
                          --------------------------------------  -------------------------------------  ------------------------
                          (UNAUDITED)                             (UNAUDITED)                            (UNAUDITED)
                          SIX MONTHS                              SIX MONTHS                             SIX MONTHS
                            ENDED      YEAR ENDED    YEAR ENDED     ENDED     YEAR ENDED    YEAR ENDED     ENDED      YEAR ENDED
                          AUGUST 31,  FEBRUARY 29,  FEBRUARY 28,  AUGUST 31,   FEBRUARY    FEBRUARY 28,  AUGUST 31,  FEBRUARY 29,
                             1996         1996          1995         1996      29, 1996        1995         1996         1996
                          ----------  ------------  ------------  ----------  -----------  ------------  ----------  ------------
Net Asset Value,
 beginning of period.....  $  10.64     $   9.92      $  10.00     $  11.42     $  9.99      $  10.00     $  11.98     $  10.17
                           --------     --------      --------     --------     -------      --------     --------     --------
Income from investment
 operations:
 Net investment income...      0.21         0.40          0.34         0.17        0.32          0.34         0.15         0.27
 Net realized and
   unrealized gain/(loss)
   on investments........     (0.18)        0.86         (0.14)       (0.07)       1.58         (0.02)       (0.03)        2.03
                           --------     --------      --------     --------     -------      --------     --------     --------
Total from investment
 operations..............      0.03         1.26          0.20         0.10        1.90          0.32         0.12         2.30
Less distributions:
 Dividends from net
   investment income.....     (0.20)       (0.41)        (0.27)       (0.16)      (0.33)        (0.28)       (0.14)       (0.28)
 Distributions from net
   realized capital
   gains.................     (0.03)       (0.13)        (0.01)       (0.02)      (0.14)        (0.05)       (0.04)       (0.21)
                           --------     --------      --------     --------     -------      --------     --------     --------
Total Distributions......     (0.23)       (0.54)        (0.28)       (0.18)      (0.47)        (0.33)       (0.18)       (0.49)
                           --------     --------      --------     --------     -------      --------     --------     --------
Net Asset Value, end of
 Period..................  $  10.44     $  10.64      $   9.92     $  11.34     $ 11.42      $   9.99     $  11.92     $  11.98
                           ========     ========      ========     ========     =======      ========     ========     ========
Total Return (not
 annualized).............      0.34%       12.98%         2.10%        0.88%      19.40%         3.31%        0.96%       22.94%
Ratios/Supplemental Data:
 Net assets, end of
   period (000)..........  $ 87,537     $100,070      $ 54,617     $ 71,246     $67,178      $ 36,764     $127,975     $122,488
 Number of shares
   outstanding, end of
   period (000)..........     8,388        9,406         5,503        6,281       5,883         3,679       10,733       10,224
Ratios to average net
 assets (annualized)(1):
 Ratio of expenses to
   average net assets....      1.20%        1.20%         1.20%        1.20%       1.20%         1.20%        1.20%        1.20%
 Ratio of net investment
   income to average net
   assets................      3.91%        4.00%         4.62%        3.06%       3.06%         4.40%        2.42%        2.45%
Portfolio Turnover(2)....        56%          84%           17%          53%         39%           24%          40%          49%

(1) These ratios include expenses charged to the Master Portfolio.

(2) The portfolio turnover rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

                                                                     (Continued)

PROSPECTUS                              4

                               LIFEPATH
                              2020 FUND              LIFEPATH 2030 FUND                      LIFEPATH 2040 FUND
                             ------------  --------------------------------------  --------------------------------------
                                           SIX MONTHS                              SIX MONTHS
                              YEAR ENDED     ENDED      YEAR ENDED    YEAR ENDED     ENDED      YEAR ENDED    YEAR ENDED
                             FEBRUARY 28,  AUGUST 31,  FEBRUARY 29,  FEBRUARY 28,  AUGUST 31,  FEBRUARY 29,  FEBRUARY 28,
                                 1995         1996         1996          1995         1996         1996          1995
                             ------------  ----------  ------------  ------------  ----------  ------------  ------------
                                           (UNAUDITED)                             (UNAUDITED)
    Net Asset Value,
     beginning of period....   $  10.00     $  12.34     $  10.17      $  10.00     $  12.84     $  10.37      $  10.00
                               --------     --------     --------      --------     --------     --------      --------
    Income from investment
     operations:
     Net investment
       income...............       0.28         0.12         0.21          0.26         0.09         0.15          0.18
     Net realized and
       unrealized
       gain/(loss) on
       investments..........       0.12         0.01         2.45          0.13         0.17         2.82          0.34
                               --------     --------     --------      --------     --------     --------      --------
    Total from investment
     operations.............       0.40         0.13         2.66          0.39         0.26         2.97          0.52
    Less distributions:
     Dividends from net
       investment income....      (0.23)       (0.11)       (0.22)        (0.22)       (0.08)       (0.16)        (0.15)
     Distributions from net
       realized capital
       gains................       0.00        (0.03)       (0.27)         0.00        (0.06)        0.34          0.00
                               --------     --------     --------      --------     --------     --------      --------
    Total Distributions.....      (0.23)       (0.14)       (0.49)        (0.22)       (0.14)       (0.50)        (0.15)
                               --------     --------     --------      --------     --------     --------      --------
    Net Asset Value, end of
     Period.................   $  10.17     $  12.33     $  12.34      $  10.17     $  12.96     $  12.84      $  10.37
                               ========     ========     ========      ========     ========     ========      ========
    Total Return (not
     annualized)............       4.12%        1.11%       26.53%         4.03%        2.01%       28.91%         5.26%
    Ratios/Supplemental
     Data:
     Net assets, end of
       period (000).........   $ 66,036     $ 84,400     $ 83,012      $ 41,153     $155,478     $142,738      $ 56,737
     Number of shares
       outstanding, end of
       period (000).........      6,494        6,846        6,728         4,045       11,994       11,114         5,472
    Ratios of average net
     assets (annualized)(1):
     Ratio of expenses to
       average net assets...       1.20%        1.20%        1.20%         1.20%        1.20%        1.20%         1.20%
     Ratio of net investment
       income to average net
       assets...............       3.64%        1.93%        1.92%         3.35%        1.35%        1.29%         2.35%
    Portfolio Turnover(2)...         28%          31%          39%           40%          33%          29%            5%

(1) These ratios include expenses charged to the Master Portfolio.

(2) The portfolio turnover rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.

                                        5                             PROSPECTUS

                            DESCRIPTION OF THE FUNDS

GENERAL

  The Trust is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Each LifePath Fund offers Class A shares and the LifePath 2010, 2020, 2030 and 2040 Funds also offer Class B shares. The LifePath Funds no longer offer the Institutional Class shares either for investment or in connection with the dividend reinvestment plan. As described below, for certain matters Trust shareholders vote together as a group, as to others they vote separately by portfolio, and, in certain instances, they vote by class of shares within a portfolio. In addition, because of differences between the fees and expenses borne by a Class of shares, the net asset value of a class of shares will typically differ from the net asset value of another class of shares in a Fund. Each LifePath Fund is diversified. From time to time, the Trust may establish other portfolios. See "General Information."

MASTER/FEEDER STRUCTURE

  Each Fund is a feeder fund in a master/feeder structure, which means it invests all of its assets in a separate Master Portfolio of MIP with the same investment objective as such Fund. See "Investment Objectives" and "Management Policies" below. MIP is organized as a trust under the laws of the State of Delaware. See "Management of the Funds."

  The Board of Trustees believes that, if other investors invest their assets in a Master Portfolio, certain economic efficiencies may be realized with respect to such Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by a Fund would be spread across a larger asset base provided by more than one fund investing in the Master Portfolio. There can be no assurance that these economic efficiencies will be achieved. Each Fund and other entities investing in a Master Portfolio will be liable for all obligations of the Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that the Funds and their shareholders will not be adversely affected by reason of investing their assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Trust's Board believes should be available through investment in the Master Portfolio may not be fully achieved or maintained. In addition, given the relatively novel nature of the master/feeder structure, accounting and operational difficulties could result. See "Management of the Funds" for additional description of the Funds' and Master Portfolios' management and expenses.



PROSPECTUS                              6

  Each Master Portfolio's investment objective and other fundamental policies, which are the same as those of the corresponding Fund, cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Master Portfolio's outstanding voting interests. Whenever a Fund, as a Master Portfolio interestholder, is requested to vote on matters pertaining to any fundamental policy of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters and such Fund will cast its votes in proportion to the votes received from Fund shareholders. A Fund will vote Master Portfolio interests for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. In addition, certain policies of a Master Portfolio which are non-fundamental could be changed by vote of a majority of MIP's Trustees without shareholder vote. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund investing in that Master Portfolio could subsequently change its objective or policies to correspond to those of the Master Portfolio or the Fund could redeem its Master Portfolio interests and either seek a new investment company in which to invest with a matching objective or retain its own investment adviser to manage such Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in that Fund. A Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in a non-fundamental policy of such Fund or Master Portfolio, to the extent possible. Information on the Funds' and Master Portfolios' investment objectives, policies and restrictions is included under "Description of the Funds -- Investment Objectives" and "Appendix" in this Prospectus and "Investment Objectives and Management Policies" in the SAI. Additional Information regarding officers and directors/trustees is included in the SAI under "Management of the Trust."

  The LifePath Funds generally offer two classes of shares - Class A and Class B (except LifePath 2000 Fund). Institutional Class shares are no longer offered to investors, although a limited number of such shares remained outstanding as of the date of this Prospectus. The classes have identical rights with respect to the series of which they are a part, except that there are certain matters which affect one class but not another. Currently, there is a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A and the Class B shares. On any matter applicable to one class and not another, the shareholders of the affected class vote as a class.

  In addition to selling its shares to a Fund, each Master Portfolio may sell its shares to certain other mutual funds or other qualified investors. Information regarding additional options for investment in shares of the Master Portfolios is available from Stephens and may be obtained by calling 1-800-643-9691. The expenses and, correspondingly, the returns of other investment options in the Master Portfolios are expected to differ from those of the Funds.

                                        7                             PROSPECTUS

INVESTMENT OBJECTIVES
  Each LifePath Fund seeks to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors, on average, may be willing to accept given their investment time horizons. Specifically:

  - LifePath 2000 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

  - LifePath 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

  - LifePath 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

  - LifePath 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

  - LifePath 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

  Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities. Each Master Portfolio's investment objective, which is the same as the corresponding Fund's, cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Master Portfolio's outstanding voting interests. Shareholders of a Fund that invests in a Master Portfolio are provided the opportunity to vote on any proposed change to such Master Portfolio's investment objective, and that Fund will vote on any such proposal in proportion to the votes received from Fund shareholders. See "General" above. The differences in objectives and policies among the Master Portfolios determine the types of portfolio securities in which each Master Portfolio invests and can be expected to affect the degree of risk to which each Master Portfolio, and, therefore, the corresponding Fund, is subject and the performance of each Master Portfolio and Fund.

MANAGEMENT POLICIES
  Each Fund invests all of its assets in the Master Portfolio bearing the corresponding name, which has the same investment objective as the Fund. A Fund may withdraw its investment in the relevant Master Portfolio at any time, provided that the Trust's Board of Trustees determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Trust's Board of Trustees would consider what action should be taken, including investing all of such Fund's assets in another pooled investment entity having the same investment objective as the Fund, or retaining an investment adviser to manage such Fund's assets in accordance with the policies described below.

  Since the investment characteristics of each Fund correspond directly with those of the Master Portfolio bearing the corresponding name, the following is a discussion of the management policies used by each Master Portfolio.

PROSPECTUS                              8

  The LifePath Master Portfolios follow an asset allocation strategy among three broad investment classes: equity and debt securities of issuers located throughout the world and cash in the form of money market instruments. Each LifePath Master Portfolio differs in the weighting assigned to each such investment class, with the later-dated Master Portfolios generally bearing more risk than the earlier-dated Master Portfolios, with the expectation of greater total return. Thus, the investment class weightings of the LifePath 2040 Master Portfolio initially might be 100%, 0% and 0% among equity securities, debt securities and cash, respectively, while the weightings of the LifePath 2000 Master Portfolio initially might be 25%, 50% and 25%, respectively. Over the years, each LifePath Master Portfolio is managed more conservatively, on the premise that individuals investing for retirement desire to reduce investment risk in their retirement accounts as they age. The difference in such investment class weightings is based on the statistically determined risk that such investors, on average, may be willing to accept given their investment time horizons in an effort to maximize assets in anticipation of retirement or for other purposes.

  You are encouraged to invest in a particular LifePath Fund based on the decade of your anticipated retirement or when you anticipate beginning to withdraw substantial portions of your account. For example, the LifePath 2000 Fund is designed for investors in their 50s and 60s who plan to retire (or begin to withdraw substantial portions of their investment) in approximately 2000; the LifePath 2010 Fund is designed for investors in their 40s and 50s who plan to retire (or begin to withdraw as described above) in approximately 2010; and so on. In addition, when making your investment decision, you should evaluate your own risk profile, recognizing, for example, that the LifePath 2040 Fund is designed for investors with a high tolerance for risk while the LifePath 2000 Fund is designed for investors with a low tolerance for risk. The LifePath Funds were the first mutual funds of their kind to offer a flexible investment strategy designed to change over specific time horizons.

  To manage the LifePath Master Portfolios, BGFA employs a proprietary investment model (the "Model") that analyzes extensive financial and economic data, including risk correlation and expected return statistics, to recommend the portfolio allocation among the investment classes described below. At its simplest, for each point in time, the Model recommends a portfolio allocation designed to maximize total return for each LifePath Master Portfolio based on each such LifePath Master Portfolio's evolving risk profile. As a result, while each LifePath Master Portfolio invests in substantially the same securities within an investment class, the amount of each LifePath Master Portfolio's aggregate assets invested in a particular investment class, and thus in particular securities, differs, but the relative percentage that a particular security comprises within

                                        9                             PROSPECTUS
an investment class ordinarily remains substantially the same. As of September 30, 1996, asset allocations in the LifePath Master Portfolios were approximately as follows:

                     LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                       2000        2010        2020        2030        2040
                      MASTER      MASTER      MASTER      MASTER      MASTER
                     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                     ---------   ---------   ---------   ---------   ---------
Equity Securities
  Domestic ........     15%         36%         50%         60%         71%
  International ...      6%         10%         14%         17%         18%
Debt Securities ...     78%         53%         35%         22%         10%
Cash ..............      1%          1%          1%          1%          1%

  The relative weightings for each LifePath Master Portfolio of the various investment classes are expected to change over time, with the LifePath 2040 Master Portfolio adopting in the 2030s characteristics similar to the LifePath 2000 Master Portfolio today. BGFA may in the future refine the Model, or the financial and economic data analyzed by the Model, in ways that could result in changes to recommended allocations.

  The LifePath Model contains both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Model evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component of the Model, on the other hand, addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes.

  Through the strategic and tactical components the asset allocation strategy contemplates shifts, which may be frequent, among a wide range of U.S. and foreign investments and market sectors. Each LifePath Master Portfolio may invest up to approximately 20% of the value of its total assets in foreign securities that are not publicly traded in the United States. Rather than choosing specific securities, the Model selects indices representing segments of the global equity and debt markets and invests to create market exposure to these market segments by purchasing representative samples of securities comprising the indices in an attempt to replicate their performance. From time to time, other indices may be selected in addition to, or as a substitute for, any of the indices listed herein and market exposure may be broadened. You will be notified of any such change.

  The Model has broad latitude to select the class of investments and the particular securities within a class in which each LifePath Master Portfolio invests. The LifePath Master Portfolios are not managed as balanced portfolios and are not required to maintain

PROSPECTUS                             10
a portion of their investments in each of the permitted investment categories at all times. Until a LifePath Master Portfolio attains an asset level of approximately $100 to $150 million, the Model allocates assets across fewer of the investment categories identified below than it otherwise would. As a LifePath Master Portfolio approaches this minimum asset level, the Model adds investment categories from among those identified below, thereby approaching the desired investment mix over time.

  Each LifePath Master Portfolio's investments are compared from time to time to the Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective LifePath Master Portfolio's investment performance.

  BGFA manages other portfolios which also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of each LifePath Master Portfolio and corresponding LifePath Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements. The overall management of each LifePath Master Portfolio is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Master Portfolio or the mix of securities within the asset classes. Decisions relating to the Model are made by BGFA's investment committee.

  Each LifePath Master Portfolio may invest in up to 17 asset classes, including 10 stock classes, 6 bond classes and a money market class. Each LifePath Master Portfolio invests in the classes of investments described below.

  EQUITY SECURITIES -- The LifePath Master Portfolios seek U.S. equity market exposure through the following indices of common stock:

  - The S&P/BARRA Value Stock Index (consisting of primarily large-capitalization U.S. stocks with lower-than-average price/book ratios).

  - The S&P/BARRA Growth Stock Index (consisting of primarily large-capitalization U.S. stocks with higher-than-average price/book ratios).

  - The Intermediate Capitalization Value Stock Index (consisting of primarily medium-capitalization U.S. stocks with lower-than-average price/book ratios).

  - The Intermediate Capitalization Growth Stock Index (consisting of primarily medium-capitalization U.S. stocks with higher-than-average price/book ratios).

                                       11                             PROSPECTUS

  - The Intermediate Capitalization Utility Stock Index (consisting of primarily medium-capitalization U.S. utility stocks).

  - The Micro Capitalization Market Index (consisting of primarily small-capitalization U.S. stocks).

  - The Small Capitalization Value Stock Index (consisting of primarily small-capitalization U.S. stocks with lower-than-average price/book ratios).

  - The Small Capitalization Growth Stock Index (consisting of primarily small-capitalization U.S. stocks with higher-than-average price/book ratios).

  The LifePath Master Portfolios seek foreign equity market exposure through the following indices of foreign equity securities:

  - The Morgan Stanley Capital International (MSCI) Japan Index (consisting of primarily large-capitalization Japanese stocks).

  - The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) Ex-Japan Index (consisting of primarily large-capitalization foreign stocks, excluding Japanese stocks).

  In addition, each LifePath Master Portfolio may invest in other common stocks, preferred stocks and convertible securities, including those in the form of American, European and Continental Depositary Receipts, as well as warrants to purchase such securities, and investment company securities. See
  "Appendix -- Portfolio Securities."

  DEBT SECURITIES -- The LifePath Master Portfolios seek U.S. debt market exposure through the following indices of U.S. debt securities:

  - The Lehman Brothers Long-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of at least ten years).

  - The Lehman Brothers Intermediate-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of less than ten years and greater than one year).

  - The Lehman Brothers Long-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of at least ten years).

  - The Lehman Brothers Intermediate-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of less than ten years and greater than one year).

  - The Lehman Brothers Mortgage-Backed Securities Index (consisting of all fixed-coupon mortgage pass-throughs issued by the Federal National Mortgage

PROSPECTUS                             12

    Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation with maturities greater than one year).

  The LifePath Master Portfolios seek foreign debt market exposure through the following index of foreign debt securities:

  - The Salomon Brothers Non-U.S. World Government Bond Index (consisting of foreign government bonds with maturities of greater than one year).

  Each U.S. and foreign debt security is expected to be part of an issuance with a minimum outstanding amount at the time of purchase of approximately $50 million and $100 million, respectively. Each security in which a LifePath Master Portfolio invests must be rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, deemed to be of comparable quality by WFNIA. See "Risk
  Considerations -- Fixed-Income Securities."

  MONEY MARKET INSTRUMENTS -- The money market instruments held by each Master Portfolio generally consist of high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements. See "Appendix" below for a more complete description of the money market instruments in which each Master Portfolio may invest.

  INVESTMENT TECHNIQUES -- Each LifePath Master Portfolio also may lend its portfolio securities and enter into transactions in certain derivatives, each of which involves risk. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. The futures contracts and options on futures contracts that each Master Portfolio may purchase are considered derivatives. Each Master Portfolio may use some derivatives as part of its short-term liquidity holdings and/or as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

    BGFA (as investment adviser to each Master Portfolio) uses a variety of internal risk management procedures to ensure that derivatives use is consistent with each Master Portfolio's and each Fund's investment objective, does not expose either the Master Portfolio or a Fund to undue risks and is closely monitored, including providing periodic reports to the Boards of Trustees concerning the use of derivatives. Derivatives use also is subject to broadly applicable investment policies. For example, in no case may a Master Portfolio invest more than 15% of the current value of its

                                       13                             PROSPECTUS
  assets in "illiquid securities," including derivatives without active secondary markets. Nor may a Master Portfolio use derivatives to create leverage without establishing adequate "cover" in compliance with Securities and Exchange Commission leverage rules. For more information, see "Risk Considerations" below, and "Appendix -- Investment Techniques."

CERTAIN FUNDAMENTAL POLICIES

  Each Fund and Master Portfolio may (i) borrow money to the extent permitted under the 1940 Act; (ii) invest up to 5% of its total assets in the obligations of any single issuer, except that up to 25% of the value of the total assets of such Fund or Master Portfolio may be invested and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in the securities of issuers in a particular industry or group of closely related industries, provided there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Fund or Master Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. See "Investment Objectives and Management Policies -- Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

  Each Fund and Master Portfolio may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of its investments in all such companies to exceed 5% of the value of its total assets; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (iii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. Although each LifePath Fund and LifePath Master Portfolio reserves the right to invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, as long as such Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, such LifePath Fund and LifePath Master Portfolio will comply with the lower limit. Each LifePath Fund currently is limited to investing up to 10% of the value of its net assets in such securities due to limits applicable in several states. See "Investment Objectives and Management Policies -- Investment Restrictions" in the Statement of Additional Information.

RISK CONSIDERATIONS

  General

  Since the investment characteristics and, therefore, investment risks directly associated with such characteristics of each LifePath Fund correspond to those of the Master

PROSPECTUS                             14

Portfolio in which such Fund invests, the following is a discussion of the risks associated with an investment in the Master Portfolio.

  The net asset value per share of each class of a LifePath Fund and Master Portfolio is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

  Investment Techniques

  Each LifePath Master Portfolio may engage in various investment techniques, the use of which involve greater risk than that incurred by other funds with similar investment objectives. See "Appendix -- Investment Techniques." Using these techniques may affect the degree to which a LifePath Master Portfolio's net asset value fluctuates.

  Equity Securities

  You should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of securities held by a LifePath Master Portfolio result in changes in the value of such LifePath Master Portfolio's shares and thus the LifePath Master Portfolio's performance.

  The securities of the smaller companies in which each LifePath Master Portfolio may invest may be subject to more abrupt or erratic market movements than larger, more-established companies, both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

  Fixed-Income Securities

  You should be aware that even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the LifePath Master Portfolio's adviser considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by a LifePath Master Portfolio, such as those rated "Baa" by Moody's and "BBB" by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories.

                                       15                             PROSPECTUS

Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a LifePath Master Portfolio is downgraded to a rating below investment grade, such Master Portfolio may continue to hold the security until such time as BGFA determines it advantageous for the LifePath Master Portfolio to sell the security. If such a policy would cause a LifePath Master Portfolio to have 5% or more of its net assets invested in securities that have been downgraded below investment grade, the Master Portfolio promptly would seek to dispose of such securities in an orderly manner. See
"Appendix -- Portfolio Securities" in this Prospectus and "Appendix" in the SAI.

  Foreign Securities

  Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. See "Appendix -- Portfolio Securities -- Bank Obligations."

  Because evidences of ownership of such securities usually are held outside the United States, each Master Portfolio is subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions that might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuers, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

  Since the LifePath Master Portfolios may purchase foreign securities in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs generally are incurred when a LifePath Master Portfolio changes investments from one country to another.

  Furthermore, some of these securities may be subject to brokerage or stamp taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a Master Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however,

PROSPECTUS                             16
may reduce or eliminate such taxes. All such taxes paid by a Master Portfolio reduce its net income available for distribution to its interestholders.

  Foreign Currency Exchange

  Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or by the failure to intervene, or by currency controls or political developments in the United States or abroad. The LifePath Master Portfolios intend to engage in foreign currency transactions to maintain the same foreign currency exposure as the relevant foreign securities index through which the Master Portfolios seek foreign equity market exposure, but not as part of a defensive strategy to protect against fluctuations in exchange rates.

  Foreign currency transactions may occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the contract. The forward foreign currency market offers less protection against default than is available when trading currencies on an exchange, since a forward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract would deprive a LifePath Master Portfolio of unrealized profits or force such Master Portfolio to cover its commitments for purchase or resale, if any, at the current market price.

  Foreign Futures Transactions

  Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and generally is subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. BGFA, however, considers on an ongoing basis the creditworthiness of such counterparties. In addition, any profits that a LifePath Master Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause a Master Portfolio to incur losses. Transactions on foreign exchanges may include both futures contracts which are traded on domestic exchanges and those which are not. Such transactions may also be subject to withholding and other taxes imposed by foreign governments.

  Other Investment Considerations

  Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a LifePath Master

                                       17                             PROSPECTUS

Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a LifePath Master Portfolio or the price paid or received by such LifePath Master Portfolio.

  Under normal market conditions, the portfolio turnover rate for each LifePath Master Portfolio is not expected to exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all of a LifePath Master Portfolio's securities were replaced within one year. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. Portfolio turnover is not a limiting factor in making investment decisions.

                            MANAGEMENT OF THE FUNDS

GENERAL
  The Trust has not retained the services of an investment adviser because each Fund's assets are invested in a Master Portfolio that has retained investment advisory services (see "Master Portfolio Investment Adviser"). Each LifePath Fund bears a pro rata portion of the fees paid to the corresponding Master Portfolio.

BOARD OF TRUSTEES
  The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Trust's Trustees are also MIP's Trustees and also serve as Directors of MasterWorks Funds Inc., another open-end investment company whose LifePath Fund series are wholly invested in the Master Portfolios. The Trust's Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, has adopted procedures to address potential conflicts of interest that may arise as a result of the structure of the Boards. See "Management of the Trust" in the SAI. The SAI also contains the name and general business experience of each Trustee.

MASTER PORTFOLIO INVESTMENT ADVISER
  BGFA serves as investment adviser to each LifePath Master Portfolio. Pursuant to an Investment Advisory Contract with each Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets, subject to the overall authority of MIP's Board of Trustees and in conformity with Delaware Law and the stated policies of such Master Portfolio. BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), the former sub-adviser to each Master Portfolio, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. ("WFITC"). BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of September 30, 1996, BGFA and its affiliates provided investment advisory services for over $327 billion of assets. MIP has agreed to pay to BGFA a monthly fee at the

PROSPECTUS                             18
annual rate of 0.55% of each LifePath Master Portfolio's average daily net assets as compensation for its advisory services. For the period beginning January 1, 1996 and ended February 29, 1996, MIP, on behalf of each Master Portfolio, actually paid BGFA an amount equal to 0.55% of each Master Portfolio's average daily net assets as compensation for its advisory services.

  Prior to January 1, 1996, Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, located at 420 Montgomery Street, San Francisco, California 94105, served as each Master Portfolio's investment adviser. Pursuant to an Investment Advisory Agreement with MIP, Wells Fargo Bank provided investment guidance and policy direction in connection with the management of each Master Portfolio's assets, subject to the supervision of MIP's Board of Trustees and in conformity with Delaware law and the stated policies of such Master Portfolio. Wells Fargo Bank was entitled to receive a monthly fee at the annual rate of 0.55% of each LifePath Master Portfolio's average daily net assets as compensation for its advisory services. For the period beginning March 1, 1995 and ended December 31, 1995, MIP, on behalf of each Master Portfolio, actually paid an amount equal to 0.55% of each such Master Portfolio's average daily net assets to Wells Fargo Bank for advisory services.

  Prior to January 1, 1996, Wells Fargo Bank engaged WFNIA, located at 45 Fremont Street, San Francisco, California 94104, to provide investment sub-advisory services to each Master Portfolio. WFNIA was a general partnership owned 50% by a wholly owned subsidiary of Wells Fargo Bank and 50% by a subsidiary of The Nikko Securities Co., Ltd. Pursuant to a Sub-Investment Advisory Agreement, WFNIA, subject to the supervision and approval of Wells Fargo Bank, provided investment advisory assistance and the day-to-day management of each Master Portfolio's assets. WFNIA was entitled to receive from Wells Fargo Bank a monthly fee at the annual rate of 0.40% of each LifePath Master Portfolio's average daily net assets for its sub-advisory services. For the fiscal year ended February 29, 1996, Wells Fargo Bank actually paid WFNIA an amount equal to 0.40% of the average daily net assets of each LifePath Master Portfolio. The LifePath Master Portfolios no longer retain a sub-investment adviser.

  BGFA, Barclays and their affiliates may deal, trade and invest for their own account in the types of securities in which a Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Master Portfolio. BGFA has informed MIP that in making investment decisions the Adviser does not obtain or use material inside information in its possession.

  Morrison & Foerster LLP, counsel to the Trust and MIP and special counsel to BGFA, has advised the Trust, MIP and BGFA that BGFA and its affiliates may perform the services contemplated by the Investment Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and relating to the permissible activities

                                       19                             PROSPECTUS
of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR

  Wells Fargo Bank and Stephens serve as administrator and co-administrator to the Trust. Wells Fargo Bank and Stephens generally supervise all aspects of the operation of the Trust other than providing investment advice, subject to the overall authority of the Board of Trustees in accordance with Massachusetts law. The administrative services provided to the LifePath Funds also include coordination of the other services provided to the LifePath Funds, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Board of Trustees and officers. Stephens also furnishes office space and certain facilities to conduct the Trust's business and compensates the Trust's Trustees, officers and employees who are affiliated with Stephens. In addition, except as noted below, Wells Fargo Bank and Stephens have assumed all ordinary expenses incurred by a LifePath Fund other than the fees payable by such Fund pursuant to the Trust's various service contracts. For providing administrative and co-administrative services to the Trust, the Trust has agreed to pay Wells Fargo
Bank and Stephens a monthly fee at the annual rate of     % and     %,
respectively, of each LifePath Fund's average daily net assets. For the fiscal year ended February 29, 1996, the Trust paid Stephens, the Trust's prior administrator, a monthly fee of 0.10% with respect to each LifePath Fund's average daily net assets.

  Stephens also serves as the Trust's principal underwriter within the meaning of the 1940 Act and as distributor of each Fund's shares pursuant to a Distribution Agreement with the Trust. The Distribution Agreement provides that Stephens acts as agent for the Trust for the sale of Fund shares and may enter into selling agreements with selling agents that wish to make available shares of the Funds to their respective customers. Each Fund may participate in joint distribution activities with any of the other Funds of the Trust, in which event expenses reimbursed out of the assets of a Fund may be attributable, in part, to the distribution-related activities of another Fund of the Trust. Generally, the expenses attributable to joint distribution activities are allocated among each Fund of the Trust in proportion to their relative net asset sizes, although the Trust's Board of Trustees may allocate such expenses in any other manner that it deems fair and equitable.

  Under the Distribution Agreement, Stephens is entitled to receive from Class A shares of each Fund a monthly fee at an annual rate of up to 0.25%, and from Class B shares of each Fund a monthly fee at an annual rate of up to 0.75%, of the average daily net assets

PROSPECTUS                             20
of such shares. Through selling agreements Stephens may compensate selling agents for sales support services relating to a class, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of a Fund's Class A or Class B shares, as the case may be, attributable to them. Services provided by selling agents in exchange for payments to selling agents are the principal sales support services provided to the Fund. Stephens may retain any portion of the total distribution fee payable under the Distribution Agreement to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses. Since the Distribution Agreement provides for fees that are used by Stephens to pay for distribution expenses, plans of distribution for the Class A and Class B shares of each Fund (a "Distribution Plan") and the Distribution Agreement are approved and reviewed in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expense of distributing its shares.

  Financial institutions acting as selling agents, shareholder servicing agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

  Stephens is a full service broker/dealer and investment advisory firm. Stephens and its predecessor have been providing securities and investment services for more than 60 years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

CUSTODIAN AND TRANSFER AGENT

  Investors Bank & Trust Company ("IBT") acts as custodian to each Fund and Master Portfolio. The principal business address of IBT is 89 South Street, P.O. Box 1537, Boston, MA 02205-1537. IBT is not entitled to receive compensation for its custodial services so long as IBT is entitled to receive compensation for providing sub-administration services to Stephens.

  Wells Fargo Bank serves as the Company's and MIP's transfer and dividend disbursing agent (the "Transfer Agent"). The Company has agreed to pay Wells Fargo Bank, which provides transfer agency services at 525 Market Street, San Francisco, California 94105, a monthly fee at the annual rate of 0.10% of each Fund's average daily net assets for transfer agency services. MIP pays no additional fee for transfer and dividend disbursing agency services. Wells Fargo Bank previously served as custodian to the Funds.

SHAREHOLDER SERVICING PLAN

  The Trust has adopted Shareholder Servicing Plans for Class A and Class B shares pursuant to which it may enter into shareholder servicing agreements with certain financial institutions, securities dealers and other industry professionals (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include aggregating and transmitting purchase,

                                       21                             PROSPECTUS
exchange and redemption orders, providing personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Funds, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For the services provided pursuant to a Shareholder Servicing Agreement, the Trust may pay each Shareholder Servicing Agent a monthly fee at the annual rate of up to 0.20% of the average daily value of each LifePath Fund's Class A or Class B shares beneficially owned by customers of the Shareholder Servicing Agent. The fee payable for such services is intended to be a "service fee" as defined in Article III, Section 26 of the NASD Rules of Fair Practice.

  A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

MIP 12B-1 PLAN

  MIP's Board of Trustees has adopted, on behalf of each Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan does not result in any additional expenses being borne by a Master Portfolio or a Fund. The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" of MIP as defined in the 1940 Act) on October 10, 1995. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by Barclays to Wells Fargo Bank in connection with the sale of WFNIA may be characterized as indirect payments by each Master Portfolio to finance activities primarily intended to result in the sale of interests in such Master Portfolio. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio, such payment would be authorized pursuant to the Plan.

EXPENSES

  Under the Administration and Co-Administration Agreements, Wells Fargo Bank and Stephens have agreed to assume the operating expenses of each LifePath Fund and a pro rata share of the operating expenses of each LifePath Master Portfolio, except for extraordinary expenses and those fees and expenses payable pursuant to the various service contracts described above that are borne by the Trust.

  Stephens has not assumed the following operating expenses of the LifePath Master Portfolios: advisory fees, interest, brokerage fees and commissions, if any, costs of independent pricing services and any extraordinary expenses.

PROSPECTUS                             22

  Stephens has not assumed the following operating expenses of the LifePath
Funds: administration fees, Shareholder Servicing Agent fees, Transfer Agent fees and expenses and any extraordinary expenses.

                               HOW TO BUY SHARES

GENERAL

  You may purchase shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. For more information or additional forms call 1-800-222-8222. For more information about buying shares in an IRA, call 1-800-BEST-IRA, (1-800-237-8472). The Trust or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Trust or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

  To invest in a Fund's shares through a tax-deferred retirement plan through which the Fund's shares are available, please contact a Shareholder Servicing Agent to receive information and an application. See "Tax-Deferred Retirement Plans" below.

  The minimum initial investment amount is generally $1,000. The minimum initial investment amount is $100 by the AutoSaver Plan purchase method (described below), $250 for any tax-deferred retirement account for which a Shareholder Servicing Agent serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"), and $1,000 by all other methods or for all other investors. Generally, subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. However, if the value of your investment in the shares you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into one of the Funds. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest(TM)(available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial investment amount or the subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have any questions regarding purchases of shares call 1-800-222-8222. If you have questions regarding ExpressInvest please contact the Company at 1-800-237-8472. For additional information on tax-deferred accounts, please refer to the section "How to Buy Shares -- Tax-Deferred Retirement Plans" or contact a Shareholder Servicing Agent or Selling Agent.

                                       23                             PROSPECTUS

  All investments in a Fund's shares are subject to a determination by the Trust that the investment instructions are complete. Payment for shares purchased through a selling agent is not due from the selling agent until the settlement date, which is normally three Business Days after the order is placed. If shares are purchased by a check which does not clear, the Trust reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. The Trust reserves the right in its sole discretion to suspend the availability of any Fund's shares and to reject any purchase requests. Certificates for Fund shares are not issued.

  Shares of each Fund are sold on a continuous basis at the applicable offering price (net asset value per share plus any applicable sales charges) next determined after an order in proper form is received by the Transfer Agent. Net asset value ("NAV") per share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern Time), on each day the NYSE is open for business (a "Business Day"). Currently, the weekdays on which the NYSE is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  The NAV of a share of each class of the LifePath Funds is the value of total net assets attributable to such class divided by the number of outstanding shares of that class. The value of the net assets per class is determined daily by adjusting the net assets per class at the beginning of the day by the value of each class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each class by attributing to each class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each class as appropriate. The NAV of each class of shares is expected to fluctuate daily and is expected to differ. The Master Portfolio's investments are valued each Business Day generally by using available market quotations or at fair value determined in good faith by BGFA pursuant to guidelines approved by MIP's Board of Trustees. For further information regarding the methods employed in valuing each Master Portfolio's investments, see "Determination of Net Asset Value" in the SAI.

  Purchase orders that are received by the Transfer Agent before the close of regular trading on the NYSE generally are executed on the same day. Orders received by the Transfer Agent after the close of regular trading on the NYSE are executed on the next Business Day.

  Federal regulations require that an investor provide a valid taxpayer identification number ("TIN"), which is usually the investor's social security number or employee identification number, upon opening or reopening an account. See "Dividends, Distributions and Taxes" for further information concerning this requirement. Failure to furnish a valid TIN to the Trust could subject the investor to penalties imposed by the IRS.

PROSPECTUS                             24

SALES CHARGES
  Set forth below is a Front-end Sales Charge Schedule listing the front-end sales charges applicable to purchases of Class A shares of the LifePath Funds (other than LifePath 2000). As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as you purchase additional shares (contingent-deferred sales charges applicable to Class B shares are described below). You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.

                        FRONT-END SALES CHARGE SCHEDULE

                                                                               DEALER
                                         FRONT-END           FRONT-END        ALLOWANCE
                                        SALES CHARGE       SALES CHARGE        AS % OF
                                          AS % OF           AS % OF NET       OFFERING
         AMOUNT OF PURCHASE            OFFERING PRICE     AMOUNT INVESTED       PRICE
-------------------------------------  --------------     ---------------     ---------
Less than $50,000....................       4.50%               4.71%            4.00%
$50,000 up to $99,999................       4.00                4.17             3.55
$100,000 up to $249,999..............       3.50                3.63             3.125
$250,000 up to $499,999..............       3.00                3.09             2.65
$500,000 up to $999,999..............       2.00                2.04             1.75
$1,000,000 and over..................       1.00                1.01             0.85

  Class B shares are not subject to front-end sales charges. Class B shares that are redeemed within one, two three, four, five or six years from the receipt of an order to purchase such shares are subject to a contingent-deferred sales charge equal to 5.00%, 4.00%, 3.00%, 3.00%, 2.00% and 1.00%, respectively, of the dollar amount equal to the lesser of the NAV at the time of purchase or the NAV of such shares at the time of redemption (the "NAV Amount"). See "How To Buy Shares -- Contingent Deferred Sales Charges -- Class B shares."

  If Class A shares are purchased through a selling agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. Stephens also compensates selling agents up to a maximum of 4.00% for sales of Class B shares and is then reimbursed out of Rule 12b-1 Fees and contingent-deferred sales charges applicable to such shares. When shares are purchased directly through the Transfer Agent and no selling agent is involved with the purchase, the entire sales charge is paid to Stephens.

  A selling agent or Shareholder Servicing Agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A shares as compared with Class B shares of the same fund.

                                       25                             PROSPECTUS

REDUCED SALES CHARGES -- CLASS A SHARES

  Discounts described below pertaining to reduced sales charge for Class A shares are based on your holdings or purchases of shares on which you have paid or will pay a front-end sales charge. Because Class B shares do not assess a front-end sales charge, the amount of Class B shares you hold is not considered in determining any Volume Discount.

  Volume Discounts

  The Volume Discounts described in the Front-end Sales Charge Schedule are available to you based on the combined dollar amount you invest in shares (including the Funds Class A shares) of one or more of the Trust's Funds which assess a front-end sales charge (the "Load Funds").

  Right of Accumulation

  The Right of Accumulation allows you to combine the amount you invest in a Fund's Class A shares with the total NAV of shares in other Load Funds to determine reduced front-end sales charges in accordance with the above Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of shares that you currently have invested in any other mutual fund in the Stagecoach Family of Funds that is sponsored by Stephens. For example, if you own Class A shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A shares of another Load Fund, the front-end sales charge on the additional $20,000 investment would be 3.50% of the offering price. To obtain the discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice with respect to all subsequent shares purchase.

  Letter of Intent

  A Letter of Intent allows you to purchase shares of a Load Fund over a 13-month period at a reduced front-end sales charge based on the total amount of Class A shares you intend to purchase plus the total NAV of shares in the Load Funds that you already own. Each investment in shares of a Load Fund that you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applied to the purchases you made and the reduced front-end sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Shares of the Load Fund you purchased equal to 5% of the total amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient

PROSPECTUS                             26
amount of escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividends and capital gains paid on such shares held in escrow are reinvested in additional Fund shares.

  Reinvestment

  You may reinvest proceeds from a redemption of Class A shares in Class A shares of another of the Trust's Funds or another of the Stagecoach Family of Funds that is registered in your state of residence at NAV, without a front-end sales charge, within 120 days after your redemption. However, if the other fund charges a front-end sales charge that is higher than the front-end sales charge that you paid in connection with the Class A shares you redeemed, you must pay the difference between the dollar amount of the two front-end sales charges. You may reinvest at this NAV price up to the total amount of your redemption proceeds. A written purchase order for the shares must be delivered to the Trust, a selling agent, a Shareholder Servicing Agent, or the Transfer Agent at the time of reinvestment.

  If you realized a gain on a redemption, a reinvestment would not alter the amount of any federal capital gains tax you must pay on the gain. If you realized a loss on your redemption, your reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares you purchase by reinvestment and the period of time that has elapsed after the redemption and which Fund's shares are purchased; although for tax purposes, the amount disallowed would be added to the cost of the shares you acquire upon the reinvestment.

  Reductions for Families or Fiduciaries

  Reductions in front-end sales charges apply to purchases by an individual, members of a family unit, including a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

  Waivers for Investments of Proceeds From Other Investments

  Purchases may be made at NAV, without payment of a front-end sales charge, to the extent that: (i) you are investing proceeds from a redemption of shares of another open-end investment company on which you paid a front-end sales charge, and (ii) such redemption occurred within thirty (30) days prior to the date of the purchase order. You must notify the Fund and/or the Transfer Agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption and the sales charges paid).

                                       27                             PROSPECTUS

  Reductions for Qualified Groups

  Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Fund shares at a reduced sales charge, and "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

  Waivers for Certain Parties

  The Funds' Class A shares may be purchased at NAV, without a front-end sales charge, by (i) trustees, officers and employees (and their spouses, parents, children and siblings) of the Trust, Stephens, its affiliates and selling agents; (ii) present and retired directors, officers and employees (and their spouses, parents, children and siblings) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree; (iii) employee benefit and thrift plans for such persons and investment advisory, trust or other fiduciary accounts, including certain Plan Accounts that are maintained, managed or advised by Wells Fargo Bank or its affiliates ("Fiduciary Accounts"); and (iv) investors using proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Funds within 30 days of such distribution and such distribution is required as a result of reaching age
70 1/2.

CONTINGENT-DEFERRED SALES CHARGE -- CLASS B SHARES

  The Funds' Class B shares may be subject to contingent-deferred sales charges but are not subject to front-end sales charges. Class B shares that are redeemed within one, two, three, four, five or six years from the receipt of a purchase order for such shares are subject to a contingent-deferred sales charge equal to 5.00%, 4.00%, 3.00%, 3.00%, 2.00% and 1.00%, respectively, of the NAV Amount.
Contingent-deferred sales charges are not imposed on amounts representing increases in NAV above the NAV at the time of purchase and are not assessed on Class B shares purchased through reinvestment of

PROSPECTUS                             28
dividends or capital-gain distributions. Class B shares automatically convert into Class A shares of the same Fund seven years after the end of the month in which such Class B shares were acquired.

  The amount of any contingent-deferred sales charge paid upon redemption of Class B shares is determined in a manner designed to result in the lowest sales-charge rate being assessed. When a redemption request is made, Class B shares acquired pursuant to the reinvestment of dividends and capital-gain distributions are considered to be redeemed first. After this, Class B shares are considered redeemed on a first-in, first-out basis so that Class B shares held for a longer period of time are considered redeemed prior to more recently acquired Class B shares. For a discussion of the interaction between the optional Exchange Privilege and contingent-deferred sales charges on Class B shares, see "Exchange Privilege."

  Contingent-deferred sales charges are waived on redemptions of Class B shares of a Fund (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a scheduled distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 59 1/2, (iii) effected pursuant to the Trust's right to liquidate a shareholder's account if the aggregate NAV of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Trust with any other registered investment company by a merger, acquisition of assets or any other transaction.

  In deciding whether to purchase Class A or Class B shares, you should compare the fees assessed on Class A shares (including front-end sales charges) against those assessed on Class B shares (including potential contingent-deferred sales charges and higher Rule 12b-1 fees) in light of the amount to be invested and the time that you anticipate owning the shares. If your purchase amount would qualify you for a reduced sales charge on Class A shares, you should consider carefully whether you would pay lower fees ultimately on Class A shares or on Class B shares. (See "How To Buy Shares -- Sales Charges" for information on reduced sales charges for Class A shares.)

  You may buy shares on any Business Day by any of the methods described below. The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the Company's books, and share certificates are not issued.

                                       29                             PROSPECTUS

INITIAL PURCHASES BY WIRE
1. Telephone toll free 1-800-222-8222. Give the name of the Fund in which an investment is being made, and the name(s) in which the shares are to be registered, address, TIN, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. Some banks may impose wiring fees.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

                   Wells Fargo Bank, N.A.
                   San Francisco, California
                   Bank Routing Number: 121000248
                   Wire Purchase Account Number: 4068-000587
                   Attention: Stagecoach Trust (Name of Fund -- designate Class
                     A or Class B)
                   Account Name(s): (name(s) in which to be registered)
                   Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

                             Wells Fargo Bank, N.A.
                             Stagecoach Shareholder Services
                             P.O. Box 7066
                             San Francisco, California 94120-7066
                             Telefacsimile: 1-415-543-9538

4. Share purchases are effected at the public offering price, or in the case of Class B shares at the NAV, next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL
1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more, payable to "Stagecoach Trust/(Name of Fund -- designate Class A or Class B)," to the address above.

3. Share purchases are effected at the public offering price, or in the case of Class B shares at the NAV, next determined after the Account Application is received and accepted.

AUTOSAVER PLAN
  The Trust's AutoSaver Plan provides you with a convenient way to establish and automatically add to a Fund account on a monthly basis. To participate in the AutoSaver

PROSPECTUS                             30

Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an account with a bank designated in your Account Application and approved by the Transfer Agent ("Approved Bank Account"). You may open an Approved Bank Account with Wells Fargo Bank. The Transfer Agent withdraws and uses the amount you designate to purchase specified shares of the designated Fund on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about the 20th day of each month. The Transfer Agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases. If you hold shares through a brokerage account, your AutoSaver Plan will comply with the terms of your brokerage agreement. There are no separate fees charged to you by the Trust for participating in the AutoSaver Plan.

  You may change your investment amount, or the date on which your AutoSaver purchase is effected, suspend purchases or terminate participation in the AutoSaver Plan at any time by providing written notice to the Transfer Agent at least five (5) Business Days prior to any scheduled transaction. Participation in the AutoSaver Plan will be terminated automatically if an Approved Bank Account balance is insufficient to make a scheduled withdrawal, or if either the Approved Bank Account or Fund account is closed.

TAX-DEFERRED RETIREMENT PLANS
  You may be entitled to invest in shares of a Fund through a tax-deferred retirement plan. Contact a Shareholder Servicing Agent for materials describing plans available through it, and their benefits, provisions and fees related to such plans. The minimum initial investment amount for Fund Shares acquired through a plan is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).

  Pursuant to the Code, an individual who is not an active participant (and who does not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an individual retirement account ("IRA"), up to specified limits. Investment earnings in the IRA will be tax-deferred until withdrawn, at which time the individual may be in a lower tax bracket.

  The maximum annual deductible contribution to an IRA for individuals under age 70 1/2 is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals and (ii) $4,000 for a married couple.

  The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution is phased down and eventually eliminated.

  Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Total aggregate deductible and nondeductible

                                       31                             PROSPECTUS
contributions are limited to the IRA contribution limits discussed above. Aggregate contributions in excess of the applicable IRA contribution limits are "excess contributions." In addition, contributions made to an IRA for the year in which an individual attains the age of 70 1/2, or any year thereafter, are also excess contributions. Excess contributions are subject to a 6% excise tax penalty which is charged each year that the excess contribution remains in the IRA.

  An employer also may contribute to an individual's IRA by establishing a Simplified Employee Pension Plan, known as a SEP-IRA, established prior to January 1, 1996, or a Savings Incentive Match Plan for Employees, or "SIMPLE plan", established after December 31, 1996, both through a Shareholder Servicing Agent or a selling agent. Participating employers may make an annual contribution to each employee through a SEP-IRA in an amount up to the lesser of 15% of such employee's earned income or $30,000, subject to certain provisions of the Code. Under the SIMPLE plan, an employee may contribute up to $6,000 annually to his or her own IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect under the SIMPLE formula to contribute to the employee's IRA 2% of the lesser of his or her earned income or $150,000. In any case, all contributions and investment earnings will be tax-deferred until withdrawn.

  The foregoing discussion regarding IRAs is based on the Code and federal regulations in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning. You should consult your tax advisor with respect to your specific tax situation as well as with respect to state and local taxes. Further tax-related information is available in the "Dividends, Distributions and Taxes" section of this Prospectus and in the SAI.

  A Shareholder Servicing Agent or selling agent also may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships.

  Shares of each Fund also are offered to employee benefits plans, including, but not limited to, retirement plans ("Benefit Plans"), that have appointed one of the Trust's Shareholder Servicing Agents as such plan's trustee or investment manager ("Plan Trustee"). Benefit Plans include plans qualified under Section 401(a) of the Code ("Qualified Plans"). Other Benefit Plans that are eligible to invest in Fund shares include health and welfare plans and certain executive deferred compensation plans. For additional information about Benefit Plans that may be eligible to invest in Fund shares, prospective investors should contact a Shareholder Servicing Agent.

  Application materials for opening a tax-deferred retirement plan can be obtained from a Shareholder Servicing Agent or selling agent. Completed tax-deferred retirement plan applications should be returned to the investor's Shareholder Servicing Agent or selling agent for approval and processing. If an investor's tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before the Fund

PROSPECTUS                             32
account is opened. Certain features described herein, such as the AutoSaver Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan. Investors should consult their Shareholder Servicing Agent or selling agent.

ADDITIONAL PURCHASES
  You may make additional purchases of $100 or more by instructing the Fund's Transfer Agent to debit your Approved Bank Account by wire by using the procedures described under initial purchases by wire, above, or by mail with a check payable to "Stagecoach Funds/(Name of Fund -- designate Class A or Class
B)" to the above address. Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS
  You may place a purchase order for shares of the Funds through a broker/dealer or financial institution that has entered into a Selling Agreement with Stephens, as the Funds' Distributor ("Selling Agent"). If your purchase order is placed by the close of trading on the NYSE, the purchase order generally is executed on the same day if the order is received by the Transfer Agent before the close of business. If your purchase order is received by a selling agent after the close of trading on the NYSE or by the Transfer Agent after the close of business, then your purchase order is executed on the next Business Day. Because payment for shares is not due until settlement date, normally three Business Days after your order is placed, the Selling Agent might benefit from temporary use of your payment.

  The Selling Agent is responsible for the prompt transmission of your purchase order to the Trust. A financial institution acting as a selling agent, Shareholder Servicing Agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS
  Purchase orders for Fund shares may be transmitted to the Transfer Agent through a Shareholder Servicing Agent, such as Wells Fargo Bank. The Shareholder Servicing Agent may transmit a purchase order to the Transfer Agent, on your behalf, including a purchase order for which payment is to be transferred from an Approved Bank Account or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of trading on the NYSE, the purchase order will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the Transfer Agent after the close of trading on the NYSE, then the order generally is executed on the next Business Day following the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Transfer Agent.

                                       33                             PROSPECTUS

STATEMENTS AND REPORTS

  The Trust, or a Shareholder Servicing Agent on its behalf, will typically send you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. A statement with tax information for the previous year will be mailed to you each year, and also will be filed with the IRS. At least twice a year, you will receive financial statements.

                              HOW TO REDEEM SHARES

GENERAL
  You may redeem Fund shares on any Business Day. The redemption price of the shares is the next determined NAV of the relevant Class calculated after the Trust has received a redemption request in proper form. Redemption proceeds may be more or less than the amount invested and, therefore, a redemption of shares may result in a gain or loss for federal and state income tax purposes.

  The Trust ordinarily remits redemption proceeds, net of any contingent-deferred sales charge applicable with respect to Class B shares (the "redemption proceeds"), from a Fund within seven days after a redemption order is received in proper form, absent extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Master Portfolio in which such Fund invests of securities owned by the Master Portfolio is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or a period during which the Securities and Exchange Commission by order permits deferral of redemptions for the protection of Fund shareholders. In addition, the Trust may defer payment of a shareholder's redemption until reasonably satisfied that such shareholder's investments made by check have been collected (which can take up to ten (10) days from the purchase date). Payment of redemption proceeds may be made in portfolio securities, subject to regulation by some state securities commissions. Such redemptions ordinarily will be taxable.

  All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have a Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were

PROSPECTUS                             34
to sell such securities, he or she would incur brokerage costs in converting such securities in cash.

  Due to the high cost of maintaining Fund accounts with small balances, the Trust reserves the right to close an investor's account and send the proceeds to such investor if the balance falls below $1,000 because of a redemption (including a redemption of Fund shares after an investor has made only the $1,000 minimum initial investment). However, investors will be given 30 days' notice to make an additional investment to increase their account balance to $1,000 or more. Plan Accounts are not subject to minimum Fund account balance requirements.

  Redemption orders that are received by the Transfer Agent before the close of regular trading on the NYSE generally are executed at the net asset value determined as of the close of regular trading on the NYSE on that day. Redemption orders that are received by the Transfer Agent after the close of trading on the NYSE are executed on the next Business Day.

REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to shareholders automatically upon opening an account, unless the shareholder specifically declines the privileges. These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Trust requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

  During times of drastic economic or market conditions you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures made available to you. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the NAV of a Class of shares of a LifePath Fund may fluctuate.

REDEMPTIONS BY MAIL
  1. Write a letter of instruction. Indicate the Class and the dollar amount or number of Fund shares to be redeemed, the Fund account number and TIN.

  2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.

                                       35                             PROSPECTUS

  3. If shares to be redeemed have a value of $5,000 or more, or redemption proceeds are to be paid to someone other than you at your address of record or your Approved Bank Account, the signature(s) must be guaranteed by an "eligible guarantor institution," which generally includes a commercial bank whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"), a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

  4. Mail the redemption letter to the Transfer Agent at the mailing address set forth under "How to Buy Shares - Initial Purchases By Wire."

  Unless other instructions are given in proper form, a check for the redemption proceeds is sent to your address of record.

SYSTEMATIC WITHDRAWAL PLAN
  The Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, you have an account at an Approved Bank, your dividends and capital gain distributions are being reinvested automatically, and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You may specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The Transfer Agent redeems sufficient shares and mails or deposits net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Fund for participating in the Systematic Withdrawal Plan. However, you should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of a Fund subject to a sales charge.

  It may take up to ten (10) days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal amount, suspend withdrawals or terminate your participation in the Systematic Withdrawal Plan at any time by providing written notice to the Transfer Agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account, or, in some cases, Approved Bank Account, is closed.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE
  You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. Telephone redemption or exchange privileges are made available

PROSPECTUS                             36
to you automatically upon the opening of an account unless you decline the privilege. You also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may call 1-800-222-8222 to request expedited redemption by telephone. You may mail an expedited redemption request to the Transfer Agent at the mailing address set forth under "How to Buy Shares -- Initial Purchases by Wire."

  Upon request, net redemption proceeds of expedited redemptions of $5,000 or more are wired or credited to your Approved Bank Account or wired to the Selling Agent designated in the Account Application. The Trust reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an Approved Bank Account or Selling Agent that you have not predesignated in your Account Application, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the Transfer Agent by the close of the NYSE on a Business Day, your redemption proceeds are transmitted to your Approved Bank Account or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.

  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the Transfer Agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Trust reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

REDEMPTIONS THROUGH SELLING AGENTS
  If your redemption order is received by a Selling Agent before the close of trading on the NYSE and received by the Transfer Agent before the close of business on the same day, the order is executed at the NAV determined as of the close of trading on the NYSE on that day. If your redemption order is received by a Selling Agent after the close of trading on the NYSE, or not received by the Transfer Agent prior to the close of business, your order is executed at the NAV determined as of the close of trading on the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Trust.

  Unless you have made other arrangements with a Selling Agent, and the Transfer Agent has been informed of such arrangements, net proceeds of a redemption order made by

                                       37                             PROSPECTUS
you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS
  You may request a redemption of Fund shares through your Shareholder Servicing Agent. If your redemption order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of regular trading on the NYSE, the redemption order is executed at the NAV determined as of the close of regular trading on the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the Transfer Agent after the close of trading on the NYSE, then your order is executed on the next Business Day following the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of redemption orders to the Funds.

  Unless you have made other arrangements with your Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to your address of record or, if such address is no longer valid, the proceeds are credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent may charge you a fee. In addition, the Shareholder Servicing Agent may benefit from the use of proceeds credited to your account until any check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

                               EXCHANGE PRIVILEGE

  The exchange privilege is a convenient way to buy shares in other funds of the Stagecoach Family of Funds that are registered in your state of residence, and allows you to respond to changes in your investment and savings goals or in market conditions. Class A and Class B shares of each Fund generally may be exchanged for Class A and Class B shares, respectively, of another fund, or for Class A shares of the Government Money Market Mutual, Money Market Mutual, Prime Money Market Mutual or Treasury Money Market Mutual Funds or shares of the California Tax-Free Money Market Mutual, Corporate Stock or National Tax-Free Money Market Mutual Funds.

PROSPECTUS                             38

  Before making an exchange from a Fund into another fund of the Stagecoach Family of Funds, please observe the following:

  - Obtain and carefully read the prospectus of the fund into which you want to exchange.

  - If you exchange into another fund with a front-end sales charge, you must pay the difference between that fund's sales charge and any sales charge you already have paid in connection with the shares you are exchanging.

  - If you exchange Class B shares for Class B shares of another fund, Class A shares of one of the Money Market Mutual Funds or shares of a single-class fund, a contingent-deferred sales charge is not imposed upon the exchange.

  - Each exchange, in effect, represents the redemption of shares of one fund and the purchase of shares of another, which may produce a gain or loss for federal income tax purposes. A confirmation of each exchange transaction is sent to you.

  - The dollar amount of shares you exchange generally must meet the minimum initial and/or subsequent investment amounts of the fund from which you are exchanging. If the value of your investment in the fund from which you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into the Fund you are acquiring.

  - The Trust reserves the right to limit the number of times shares may be exchanged between funds, to reject any telephone exchange order, or otherwise to modify or discontinue exchange privileges at any time. Under SEC rules, subject to limited exceptions, the Trust must notify you 60 days before it modifies or discontinues the exchange privilege.

  - If you exchange Class B shares for Class B shares of another fund, Class A shares of Money Market Mutual Fund or shares of a single-class fund, any remaining period of time that the contingent-deferred sales charge applicable to such shares remains in effect is computed from the time of initial purchase of the previously held shares. For example, if you exchange Class B shares of a Fund for shares of the California Tax-Free Money Market Mutual Fund and then redeem the shares of the California Tax-Free Money Market Mutual Fund within four years of the purchase of the exchanged Class B shares, you are required to pay a contingent-deferred sales charge equal to the charge that would have been applicable if you were redeeming the original Class B shares at that time.

  - If you exchange Class B shares for shares of one of the Money Market Mutual Funds as described above, you subsequently may re-exchange the acquired shares only for Class B shares of one of the Company's funds or for shares of another Money Market Mutual Fund.

                                       39                             PROSPECTUS

  The procedures applicable to Fund share redemptions also apply to Fund share exchanges.

  In particular, exchange orders received before 1:00 p.m. (Pacific time) on each Business Day are processed at the offering price based on the NAV next determined as of that Business Day's close of market (provided it is a Business Day for each fund involved in the transaction). In addition, a signature guarantee may be required for exchanges between shareholder accounts registered in identical names if the amount being exchanged is more than $25,000. If you have questions, please call 1-800-222-8222.

  To exchange shares, write the transfer agent at the mailing address under "How to Buy Shares -- Initial Purchases by Wire" or (unless you have specifically declined telephone exchange privileges) call the transfer agent at the telephone number listed on your transaction confirmation, or contact your Shareholder Servicing Agent or Selling Agent. The procedures applicable to telephone redemptions, including the discussion regarding the responsibility for the authenticity of telephone instructions, are also applicable to telephone exchange requests. See "How to Redeem Shares -- Expedited Redemptions by Letter and Telephone."

CONVERSION

  A Fund's Class B shares that have been outstanding for seven years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of such Fund and, consequently, will no longer be subject to the higher Rule 12b-1 Fees applicable to Class B shares. Such conversion is on the basis of the relative NAV of the two Classes, without the imposition of any sales charge or other charge except that the lower Rule 12b-1 Fees applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions on Class B shares are considered new purchases for purposes of the conversion feature. A conversion should not produce a gain or loss for federal income tax purposes.

  If a shareholder effects one or more exchanges among Class B shares of any Fund or Class A shares of a Money Market Mutual Fund during the six-year period, and exchanges back into Class B shares, the holding period for shares so exchanged is counted toward the six-year period, and any Class B shares held at the end of six years are converted into Class A shares.

PROSPECTUS                             40

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund declares and pays quarterly dividends of substantially all of its net investment income. Each Fund's net investment income available for distribution to the holders of Class A or B shares is reduced by the amount of the distribution-related expenses payable under the applicable Distribution Plan. Each Fund makes distributions from any net realized gains at least once a year, in all events in a manner consistent with the provisions of the 1940 Act and the Code. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Fund shares at net asset value, unless payment in cash has been requested.

  Dividends and capital gain distributions have the effect of reducing the NAV per share by the amount distributed on the record date. Although such a dividend or distribution paid to you on newly issued shares shortly after purchase would represent, in substance, a return of capital, the dividend or distribution would consist of net investment income or net realized capital gain and, accordingly, would be taxable to you.

DIVIDEND AND DISTRIBUTION OPTIONS

  When you fill out your Account Application, you can choose from the following dividend and distribution options:

  A. The Automatic Reinvestment Option provides for the reinvestment of your dividends and capital-gain distributions in additional shares of the same class of the Fund which paid such dividends or capital gain distributions. Dividends and distributions declared in a month generally are reinvested at NAV on the last Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.

  B. The Fund Purchase Option lets you use your dividends and/or capital-gain distributions from the Funds to purchase, at NAV plus any applicable sales charge, shares of another fund in the Stagecoach Family of Funds offered in your state of residence with which you have an established account that has met the applicable minimum initial investment requirement. Dividends and distributions paid on Class A or Class B shares may be invested in Class A or Class B shares, respectively, of another LifePath Fund or another fund of the Stagecoach Family of Funds.

  C. The Automatic Clearing House Option permits you to have dividends and capital-gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed and such distribution is returned to the Funds' dividend disbursing agent, the distribution will be reinvested in your Fund account at the NAV next determined after the distribution has been resumed. Your Automatic Clearing House Option will be converted to the Automatic Reinvestment Option.

  D. The Check Payment Option lets you receive a check for all dividends and/or capital gain distributions, which is mailed either to your designated address or your

                                       41                             PROSPECTUS
designated Approved Bank shortly following declaration. If the U.S. Postal Service cannot deliver such checks, or if such checks remain uncashed for six months, those checks will be reinvested in your Fund account at the NAV next determined after the earlier of the date the checks have been returned to the dividend disbursing agent or the date six months after the payment of such dividend or distribution. Your Check Payment Option will be converted to the Automatic Reinvestment Option.

  The Trust takes reasonable efforts to locate investors whose checks are returned or uncashed after six months.

                            FEDERAL TAX INFORMATION

  The Trust intends to qualify each Fund every year as a regulated investment company pursuant to Subchapter M of the Code as long as such qualification is in the best interest of each Fund's shareholders. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. By complying with the applicable provisions of the Code, each Fund will not be subject to federal income tax with respect to its net investment income and net realized capital gains distributed to its shareholders.

  Dividends paid by a Fund derived from net investment income and distributions from any net realized short-term gains of such Fund generally are taxable to U.S. investors as ordinary income, whether or not such dividends are reinvested in additional Fund shares. Distributions from any net realized long-term gains generally are taxable to U.S. investors as long-term capital gain for federal income tax purposes, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional Fund shares.

  Dividends paid by a Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefits of a lower rate specified in a tax treaty. Capital-gain distributions paid by a Fund to a foreign investor, as well as the proceeds of any redemptions from a foreign investor's Fund account, regardless of the extent to which gain or loss may be recognized, will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies a non-U.S. residency status.

  Notice as to the tax status of your dividends and capital-gain distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and capital gain distributions, if any, paid during the year.

  Each Fund may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital-gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual

PROSPECTUS                             42
shareholder, unless a shareholder certifies that the TIN provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute an additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return.

  The foregoing discussion regarding federal income taxes, is based on tax laws and federal regulations which were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations generally affecting a Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to state and local taxes. Further tax information is contained in the SAI.

                            PERFORMANCE INFORMATION

  For purposes of advertising, performance of the LifePath Funds may be calculated on the basis of average annual total return and/or cumulative total return of a class of shares. Average annual total return of a class of shares is calculated pursuant to a standardized formula which assumes that an investment in that class of shares of the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return of a class of shares is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment in a class of shares at the end of the period. Advertisements of the performance of a class of shares of a LifePath Fund includes the Fund's average annual total return of a class of shares for one, five and ten year periods, or for shorter time periods depending upon the length of time during which such Fund has operated.

  Cumulative total return of a class of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of a class of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of a class of shares or may include the value of a hypothetical investment in a class of shares at the end of the period which assumes the application of the percentage rate of total return.

  Performance of a class of shares varies from time to time, and past results are not predictive of future performance. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other

                                       43                             PROSPECTUS
investments or other investment companies using a different method of calculating performance.

  Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor, Bond 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index and components thereof, IBC/Donoghue's Money Fund Report, Standard & Poor's 500 Stock Index, Wilshire 5000 Index, the Dow Jones Industrial Average, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Mutual Fund Values; Mutual Fund Forecaster, Schabacker Investment Management, Inc., Morningstar, Inc. and other industry publications.

  Total return quotations are computed separately for each class of the Funds' shares. Because of the difference in the fees and expenses borne by a class of shares of the Funds, the return on such shares can be expected, at any given time, to differ from the return on another class of shares.

  Additional information about the performance of each Fund is contained in the Funds' SAI and the Annual Report, which may be obtained free of charge by calling the Trust at 1-800-222-8222.

                              GENERAL INFORMATION

  The Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated May 14, 1993. The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each LifePath Fund of the Trust offers Class A, Class B (except LifePath 2000 Fund) and Institutional Class shares. Each share has one vote. Institutional Class shares are no longer offered to the public, although a limited number of such shares were outstanding as of the date of this Prospectus.

  To date, the Board of Trustees has authorized the creation of ten separate portfolios of shares, including the five Funds offered hereby. All consideration received by the Trust for shares of one of the portfolios and all assets in which such consideration is invested belong to that portfolio (subject only to the rights of creditors of the Trust) and are subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolios. The Trust has the ability to create, from time to time, new portfolios without shareholder approval.

  Under the terms of a License Agreement between the Trust and Wells Fargo Bank, Wells Fargo Bank has granted the Trust a non-exclusive license to use the name "Stagecoach." If the License Agreement is terminated, the Trust, at the request of Wells Fargo Bank, will cease using the name "Stagecoach."

PROSPECTUS                             44

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability is entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Trust" in the SAI, the Trust ordinarily does not hold shareholder meetings; however, shareholders under certain circumstances have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

  The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.

  Investor inquiries may be made by writing to the Trust c/o Wells Fargo Bank, N.A. -- Shareholder Services, P.O. Box 7066, San Francisco, California 94120-7066 or by calling 1-800-222-8222.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE FUNDS' SAI, AND IN THE TRUST'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                       45                             PROSPECTUS

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

                                    APPENDIX

PORTFOLIO SECURITIES

  To the extent set forth in this Prospectus, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below.

  U.S. GOVERNMENT OBLIGATIONS -- U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- Each Master Portfolio, through its investment in money market instruments, may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Master Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Master Portfolio's assets invested in securities issued by foreign governments varies depending on the relative yields of such securities, the economic

                                      A-1                            PROSPECTUS
and financial markets of the countries in which the investments are made and the interest rate climate of such countries. Investments in such securities may be subject to withholding and other taxes imposed by foreign governments.

  BANK OBLIGATIONS -- Each Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Master Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

  Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

  COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS -- Each Master Portfolio may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the LifePath Master Portfolio consists only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by WFNIA to be of comparable quality to those rated obligations which may be purchased by such Master Portfolio.

  REPURCHASE AGREEMENTS -- Each Master Portfolio may enter into repurchase agreements, wherein the seller of a security to a Master Portfolio agrees to repurchase

PROSPECTUS                            A-2
that security from the Master Portfolio at a mutually agreed upon time and place. MIP's custodian will have custody of, and will hold in a segregated account, securities acquired by a Master Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Master Portfolio entering into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Master Portfolio enters into repurchase agreements only with federally regulated or insured banks or primary government securities dealers reporting to the Federal Reserve Bank of New York or their affiliates, or, under certain circumstances, banks with total assets in excess of $5 billion or domestic broker/dealers with total equity capital in excess of $100 million, with respect to securities of the type in which such Master Portfolio may invest or government securities regardless of their remaining maturities, and requires that additional securities be deposited with it if the value of the securities purchased should decrease below repurchase price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Master Portfolio in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Master Series may be delayed or limited. Each Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

  UNREGISTERED NOTES -- Each Master Portfolio may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), provided such investments are consistent with such Master Portfolio's goal. No Master Portfolio invests more than 15% of the value of its net assets in Notes and in other illiquid securities.

  FLOATING- AND VARIABLE-RATE OBLIGATIONS -- Each Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months. Variable-rate demand notes include master demand notes which are obligations that permit a Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending

                                      A-3                            PROSPECTUS
arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolios' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Master Portfolio may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Master Portfolio may invest. BGFA, on behalf of each Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Master Portfolio's portfolio. No Master Portfolio invests more than 15% of the value of its net assets in illiquid securities including floating- or variable-rate demand obligations not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

  PARTICIPATION INTERESTS -- Each Master Portfolio may purchase from financial institutions participation interests in securities in which such Master Portfolio may invest. A participation interest gives a Master Portfolio an undivided interest in the security in the proportion that the Master Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Master Portfolios, the participation interest must be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise must be collateralized by U.S. Government obligations, or, in the case of unrated participation interests, BGFA must have determined that the instrument is of comparable quality to those instruments in which such Master Portfolio may invest. Prior to a Master Portfolio's purchase of any such instrument backed by a letter of credit or guarantee of a bank, BGFA evaluates the creditworthiness of the bank, considering all factors which it deems relevant, which generally may include review of the bank's cash flow; level of short-term debt; leverage; capitalization; the quality and depth of management; profitability; return on assets; and economic factors relative to the banking industry. For certain participation interests, a Master Portfolio has the right to demand payment, on not more than seven days' notice, for all or any part of the Master Portfolio's participation interest in the security, plus accrued interest. As to these instruments, each Master Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

  MORTGAGE-RELATED SECURITIES -- Each LifePath Master Portfolio may invest in mortgage-related securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government-sponsored enterprises such as the Federal National Mortgage

PROSPECTUS                            A-4

Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates).

  GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government). FNMA is a government-sponsored enterprise which is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government-sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.

  AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS -- Each LifePath Master Portfolio assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each LifePath Master Portfolio may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to

                                      A-5                            PROSPECTUS
distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

  CONVERTIBLE SECURITIES -- Each LifePath Master Portfolio may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

  In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  WARRANTS -- Each LifePath Master Portfolio may invest generally up to 5% of its net assets at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

  ILLIQUID SECURITIES -- Each Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating- and variable-rate demand obligations as to which a Master Portfolio cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement in more than seven days after notice. Disposing of illiquid securities generally will involve additional costs and require additional time. However, if a substantial market of qualified institutional investors develops pursuant to Rule 144A under the 1933 Act for certain of these securities held by

PROSPECTUS                            A-6
a Master Portfolio, such Master Portfolio intends to treat such securities as liquid securities in accordance with procedures approved by MIP's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, MIP's Board of Trustees has directed BGFA to monitor carefully each Master Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that for a period of time, qualified institutional investors cease purchasing such restricted securities pursuant to Rule 144A, a Master Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in such Master Portfolio's portfolio during such period.

  INVESTMENT COMPANY SECURITIES -- Each Master Portfolio may invest in securities issued by other investment companies which principally invest in securities of the type in which such Master Portfolio invests. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Portfolio's net assets with respect to any one investment company and (iii) 10% of such Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies involve duplication of advisory fees and certain other expenses.

  RATINGS -- The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BGFA also evaluates such obligations and the ability of their issuers to pay interest and principal. Each Master Portfolio relies on BGFA's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BGFA takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. See "Description of the Funds -- Risk Considerations -- Fixed-Income Securities."

INVESTMENT TECHNIQUES

  STOCK INDEX OPTIONS -- Each LifePath Master Portfolio may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of a LifePath Master Portfolio's total assets and the value of options written or purchased may not exceed 10% of the value of a LifePath Master Portfolio's total assets.

                                      A-7                            PROSPECTUS

  The effectiveness of purchasing or writing stock index options depends upon the extent to which price movements in the LifePath Master Portfolio's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a LifePath Master Portfolio realizes a gain or loss from purchasing or writing options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

  When a LifePath Master Portfolio writes an option on a stock index, such LifePath Master Portfolio places in a segregated account with MIP's custodian cash, U.S. Government obligations or other liquid securities in an amount at least equal to the market value of the underlying stock index and maintains the account while the option is open or otherwise covers the transaction.

  FUTURES TRANSACTIONS -- IN GENERAL -- None of the LifePath Master Portfolios will be a commodity pool. To the extent permitted by applicable regulations, each LifePath Master Portfolio is permitted to use futures as a substitute for a comparable market position in the underlying securities.

  A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are, however, subject to market risk (i.e., exposure to adverse price changes).

  Each LifePath Master Portfolio may trade futures contracts and may purchase and write options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, to the extent permitted under applicable law, on exchanges located outside the United States, such as the London International Financial Futures Exchange, the Deutscher Aktienindex and the Sydney Futures Exchange Limited. See "Description of the Funds -- Risk
Considerations -- Foreign Futures Transactions."

  Each LifePath Master Portfolio's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. In addition, a LifePath Master Portfolio may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Master Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% liquidation limit. Pursuant to regulations and/or published positions of the SEC, a LifePath Master Portfolio may be required to segregate

PROSPECTUS                            A-8
cash, U.S. Government obligations or other high quality money market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying commitment.

  Initially, when purchasing or selling futures contracts a LifePath Master Portfolio is required to deposit with the Portfolio's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded. Members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to such LifePath Master Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," are made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a LifePath Master Portfolio may elect to close the position by taking an opposite position, at the then-prevailing price, thereby terminating its existing position in the contract.

  Although each LifePath Master Portfolio may purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant LifePath Master Portfolio to substantial losses. If it is not possible, or the LifePath Master Portfolio determines not to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin.

  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise,

                                      A-9                            PROSPECTUS
exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

  STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES -- Each LifePath Master Portfolio may purchase and sell stock index futures contracts and options on stock index futures contracts.

  A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each LifePath Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

  INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS -- Each LifePath Master Portfolio may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities.

  Each LifePath Master Portfolio also may write options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or concerning the degree of correlation between price movements in the options on interest rate futures and price movements in the LifePath Master Series' portfolio securities which are the subject of the transaction.

  INTEREST RATE AND INDEX SWAPS -- Each LifePath Master Portfolio may enter into interest rate and index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a LifePath Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a LifePath Master Portfolio with another party of cash flows based upon the performance of an index or a portion of an index (usually including dividends or income). In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies.

  Each LifePath Master Portfolio usually enters into swaps on a net basis. In so doing, only the net difference of the payment obligations is exchanged between the counterparties. If a LifePath Master Portfolio enters into a swap, it maintains a segregated account in an amount equivalent to the gross value of its payment obligations unless the contract provides otherwise. If the other party to such a transaction defaults on a swap, the Master Series has contractual remedies pursuant to the agreements related to the transaction. In such a case, the LifePath Master Portfolio's risk of loss consists of the net

PROSPECTUS                           A-10
amount of payments that the LifePath Master Portfolio contractually is entitled to receive.

  The use of interest rate and index swaps is a highly specialized activity which involves investment techniques different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the LifePath Master Portfolio is contractually entitled to receive. No LifePath Master Portfolio invests more than 15% of the value of its net assets in swaps that are illiquid, and in other illiquid securities.

  FOREIGN CURRENCY TRANSACTIONS -- Each LifePath Master Portfolio may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation between two parties to exchange a specific currency at a set price on a future date, which must be more than two days from the date of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers.

  Each LifePath Master Portfolio may combine forward currency exchange contracts with investments in securities denominated in other currencies.

  Each LifePath Master Portfolio also may maintain short positions in forward currency exchange transactions, which would involve the Master Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency such Master Portfolio contracted to receive in the exchange.

  LENDING PORTFOLIO SECURITIES -- From time to time, each Master Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed one-third of the value of the relevant Master Portfolio's total net assets. In connection with such loans, each Master Portfolio receives collateral consisting of cash, U.S. Government obligations or other high-quality debt instruments which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Master Portfolio can increase its income through the investment of such collateral. Each Master Portfolio continues to be entitled to receive payments in amounts equal to the dividends, interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans are terminable at any time upon specified notice. A Master Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Master Portfolio.

                                     A-11                            PROSPECTUS

  FORWARD COMMITMENTS -- Each Master Portfolio may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Master Portfolio makes commitments to purchase such securities only with the intention of actually acquiring the securities, but the Master Portfolio may sell these securities before the settlement date if it is deemed advisable. A Master Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

  Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Master Portfolio's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Master Portfolio to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Master Portfolio consisting of cash, U.S. Government obligations or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments is established and maintained at MIP's custodian bank. Purchasing securities on a forward commitment basis when a Master Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of such Master Portfolio's net assets and its net asset value per share.

  BORROWING MONEY -- As a fundamental policy, each Master Portfolio is permitted to borrow to the extent permitted under the 1940 Act. However, each Master Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to one-third of the value of its total net assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Master Portfolio's total net assets, such Master Portfolio will not make any investments.

PROSPECTUS                           A-12

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

[STAGECOACH FUNDING LOGO]
P.O. Box 7066
San Francisco, CA 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT INSURED BY THE FDIC or U.S. Government
  - are NOT obligations or deposits of Wells Fargo Bank
    nor guaranteed by the Bank                                               LOGO
  - involve investment risk, including possible loss of
    principal.

[LOGO]
Printed on Recycled Paper                                          LP0220 (2/97)

                                                                                              ------------------
[STAGECOACH FUNDING LOGO]                                                                                             BULK RATE
P.O. Box 7066                                                                                    U.S. POSTAGE
San Francisco, CA 94120-7066                                                                         PAID
                                                                                                DALLAS, TEXAS
                                                                                               Permit No. 1808
                                                                                              ------------------
-------------------------------------------------------------------------------
 STAGECOACH FUNDS:
 -------------------------------------------------------------------------
  - are NOT INSURED BY THE FDIC or U.S. Government
  - are NOT obligations or deposits of Wells Fargo Bank
    nor guaranteed by the Bank
  - involve investment risk, including possible loss of                LOGO
  principal.
-------------------------------------------------------------------------------

LP0220 2/97

                         STAGECOACH LIFEPATH(TM) FUNDS

                             LIFEPATH 2000(TM) FUND
                             LIFEPATH 2010(TM) FUND
                             LIFEPATH 2020(TM) FUND
                             LIFEPATH 2030(TM) FUND
                             LIFEPATH 2040(TM) FUND

                                     PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)
                                JANUARY 15, 1997


             This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus describing the LifePath 2000 Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund (the "LifePath Funds" or the "Funds") of Stagecoach Trust (the "Trust"), also dated January 15, 1997, as it may be revised from time to time. A copy of the Funds' Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling at 1-800-643-9691.

             As described in the Prospectus, each Fund invests all of its assets in a separate master portfolio (each, a "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end, series investment company. Each Master Portfolio has the same investment objective as the corresponding Fund. Barclays Global Fund Advisors ("BGFA") serves as investment adviser to each Master Portfolio. Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo Bank") served as each Master Portfolio's investment adviser and Wells Fargo Nikko Investment Advisors ("WFNIA") served as each Master Portfolio's sub-investment adviser. BGFA was created by the reorganization of WFNIA with and into an affiliate of Wells Fargo Institutional Trust Company ("WFITC"), the former custodian to the Funds and Master Portfolio's BGFA is now a subsidiary of WFITC which, effective January 1, 1996, changed its name to Barclays Global Investors, N.A. ("BGI").

             This SAI applies to Class A (formerly, the Retail Class), Class B and Institutional Class shares of the LifePath Funds. Net asset value, total return and yield quotations are computed separately for each class of Fund shares. Because of the differences in the fees and expenses borne by Class A and Class B shares of the Funds, the return/yield on such shares can be expected, at any given time, to be lower than the return/yield on Institutional Class shares. Distributions to holders of Class A and Class B shares are reduced by the amount of distribution-related expenses payable under the Distribution Plan for each such Class.

                               TABLE OF CONTENTS

                                                                                Page
                                                                                ----
Investment Objectives and Management Policies . . . . . . . . . . . . . . . .       3
Management of the Trust . . . . . . . . . . . . . . . . . . . . . . . . . . .       9
Management Arrangements   . . . . . . . . . . . . . . . . . . . . . . . . . .      12
Purchase and Redemption of Shares . . . . . . . . . . . . . . . . . . . . . .      17
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . .      17
Dividends, Distributions and Taxes  . . . . . . . . . . . . . . . . . . . . .      18
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      22
Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . . .      24
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . .      27
Information About the Funds . . . . . . . . . . . . . . . . . . . . . . . . .      29
Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      30
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      30
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . .      30
Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     A-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     F-1

                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

             General. Each LifePath Fund seeks to achieve its investment objective by investing all of its assets in a corresponding Master Portfolio of MIP. A Fund may withdraw its investment from such Master Portfolio at any time if the Trust's Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. Since the investment characteristics of a Fund correspond directly to those of the relevant Master Portfolio, the following is a discussion of the various investment policies and techniques employed by each corresponding LifePath Master Portfolio.

Portfolio Securities

             Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

             Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

             Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

             In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and
(2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

             In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

             Each Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided that such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Master Portfolio will own more than one such CD per issuer.

Management Policies

             Stock Index Options.   Each LifePath Master Portfolio may purchase
and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds, in the case of a put, or is less than, in the case of a call, the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

             Futures Contracts and Options on Futures Contracts. The LifePath Master Portfolios may enter into futures contracts and may purchase and write options thereon. Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of the relevant LifePath Master Portfolio.

             Foreign Currency Transactions. If a LifePath Master Portfolio enters into a foreign currency transaction or forward contract, such Master Portfolio deposits, if required by applicable regulations, with MIP's custodian cash or high-grade debt securities in a segregated account of the LifePath Master Portfolio in an amount at least equal to the value of the Master Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account so that the value of the account equals the amount of the LifePath Master Portfolio's commitment with respect to the contract.

             At or before the maturity of a forward contract, a LifePath Master Portfolio either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Master Portfolio obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Master Portfolio retains the portfolio security and engages in an offsetting transaction, such Master Portfolio, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Master Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Master Portfolio realizes a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Master Portfolio suffers a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

             The cost to a LifePath Master Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BGFA considers on an ongoing basis the creditworthiness of the institutions with which a LifePath Master Portfolio enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Master Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

             The purchase of options on currency futures allows a LifePath Master Portfolio, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

             Future Developments. Each LifePath Master Portfolio may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a LifePath Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, a LifePath Master Portfolio would provide appropriate disclosure in its Prospectus or this SAI.

             Lending Portfolio Securities. To a limited extent, each Master Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which is maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Master Portfolio can increase its income through the investment of the cash collateral or by receipt of a loan premium from the borrower. For purposes of this policy, each Master Portfolio considers collateral consisting of U.S. Government obligations or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Master Portfolio to be the equivalent of cash. From time to time, a Master Portfolio may return to the borrower, or to a third party which is unaffiliated with MIP, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received in exchange for securities loaned.

             The Securities and Exchange Commission ("SEC') currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Master Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(3) the Master Portfolio must be able to terminate the loan at any time; (4) the Master Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Master Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, MIP's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

             Investment Restrictions. Each Fund and Master Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to a Fund or Master Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Whenever a Fund is requested to vote on a fundamental policy of the Master Portfolio in which it invests, such Fund holds a meeting of Fund shareholders and casts its votes as instructed by such Fund's shareholders. Investment restrictions numbered 11 through 20 are not fundamental policies and may be changed by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time. No Fund or Master Portfolio may:

             1. Invest more than 5% of its assets in obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

             2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

             3. Invest in commodities, except that each Fund or Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices and options on futures contracts or indices.

             4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Fund or Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

             5. Borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, a Fund's or Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indices and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund or Master Portfolio as described in the Prospectus.

             6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Fund or Master Portfolio may lend its portfolio securities in an amount not to exceed one- third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees of the Trust or MIP, as the case may be.

             7. Act as an underwriter of securities of other issuers, except to the extent the Fund or Master Portfolio, as the case may be, may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

             8. Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries, except that, in the case of each Fund or Master Portfolio, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

             9. Issue any senior security (as such term is defined in Section 18(g) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security or as otherwise permitted under the rules and regulations or an exemptive order of the SEC.

             10. Purchase securities on margin, but each Fund or Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

             11. Invest in securities of a company for the purpose of exercising management or control, but each Fund or Master Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

             12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

             13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Funds' Prospectus and this SAI.

             14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

             15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15%, in the case of a LifePath Fund and LifePath Master Portfolio, of the value of its net assets would be so invested. Although each Fund and LifePath Master Portfolio reserves the right to invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities, as long as such Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a Fund's assets that may be so invested, such Fund and LifePath Master Portfolio will comply with the lower limit. Each Fund currently is limited to investing up to 10% of the value of its net assets in such securities due to limits applicable in several states.

             16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

             17.    Purchase, hold or deal in real estate limited partnerships.

             18. Purchase warrants that exceed 2% of the value of the Fund's or Master Portfolio's net assets, if those warrants are not listed on the New York or American Stock Exchanges.

             19. Purchase or retain securities of any issuer if the officers, trustees of the Trust or MIP, its advisers or managers owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer.

             20. Engage in any short sales other than short sales against the box.

             As a fundamental policy, each LifePath Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as such Fund.

             If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets, except with respect to compliance with Investment Restriction No. 5, will not constitute a violation of such restriction.

      The Trust may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of a LifePath Fund in certain states. Should the Trust determine that a commitment is no longer in the best interest of the LifePath Fund and its shareholders, the Trust reserves the right to revoke the commitment by terminating the sale of such LifePath Fund's shares in the state involved.


                            MANAGEMENT OF THE TRUST

             The following information supplements and should be read in conjunction with the Prospectus section entitled "Management of the Funds." Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees who are deemed to be an "interested person" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                              Principal Occupations
Name, Address and Age                 Position                During Past 5 Years
---------------------                 --------                ---------------------
Jack S. Euphrat, 74                   Trustee                 Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                   Trustee,                Senior Vice President of Stephens,
                                      Chairman and            Manager of Financial Services Group,
                                      President               President of Stephens Insurance Services Inc.; Senior Vice
                                                              President of Stephens Sports Management Inc.; and
                                                              President of Investors Brokerage Insurance Inc.


Thomas S. Goho, 54                    Trustee                 T.B. Rose Faculty Fellow-Business,
321 Beechcliff Court                                          Wake Forest University, Calloway
Winston-Salem, NC 27104                                       School of Business and Accounting.  Associate Professor of
                                                              Finance, Calloway School of Business and Accounting at
                                                              Wake Forest University since 1983.

*Zoe Ann Hines, 47                    Trustee                 Senior Vice President  of Stephens and
(resigned as of                                               Director of Brokerage Accounting; and
September 6, 1996)                                            Secretary of Stephens Resource Management.

*W. Rodney Hughes, 70                 Trustee                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                   Trustee                 Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                  Trustee                 Private Investor; Real Estate Developer
10 Legrae Street                                              Chairman of Renaissance Properties Ltd.,
Charleston, SC 29401                                          President of Morse Investment Corporation; and Co-Managing
                                                              Partner of Main Street Ventures.

Richard H. Blank, Jr., 40             Chief                   Associate of Financial Services
                                      Operating               Group of Stephens; Director of Stephens
                                      Officer,                Sports Management Inc.; and Director of
                                      Secretary and           Capo Inc.
                                      Treasurer

Joseph N. Hankin, 55                  Trustee                 President, Westchester Community
75 Grasslands Road                                            College since 1971; President of
Valhalla, NY 10595                                            Hartford Junior College from 1967
(appointed as of                                              to 1971; Adjunct Professor of
September 6, 1996)                                            Columbia University Teachers College
                                                              since 1976.

                               COMPENSATION TABLE
                  For the Fiscal Year Ended February 29, 1996

                                                                    Total Compensation
                              Aggregate Compensation                 from Registrant
Name and Position                 from Registrant                    and Fund Complex
-----------------             ----------------------                ------------------
Jack S. Euphrat                           0                               $39,000
  Trustee

*R. Greg Feltus                           0                               0
  Trustee

Thomas S. Goho                            0                               $39,000
  Trustee

*Zoe Ann Hines                            0                               0
  Trustee

*W. Rodney Hughes                         0                               $36,250
  Trustee

Robert M. Joses                           0                               $38,250
  Trustee

*J. Tucker Morse                          0                               $33,000
  Trustee

             Trustees of the Trust are compensated annually by the Trust and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Each of the Trustees and Officers of the Trust serves in the identical capacity as Directors/Trustees and/or Officers of Overland Express Funds, Inc., ("Overland") Stagecoach Funds, Inc. ("Stagecoach"), MasterWorks Funds Inc. ("MasterWorks," formerly, Stagecoach Inc.), Master Investment Portfolio ("MIP"), Life & Annuity Trust, Master Investment Trust and Managed Series Investment Trust ("MSIT"), each of which is a registered open-end management investment company and each of which, prior to January 1, 1996 and the reorganization of WFNIA was considered to be in the same "fund complex," as such term is defined in Form N-1A under the 1940 Act, as the Trust. Effective January 1, 1996, MIP, MSIT and MasterWorks are considered to be members of the same fund complex and are no longer part of the same fund complex as the Trust, Stagecoach, Overland, Life & Annuity Trust and Master Investment Trust. The Trustees are compensated by other Companies and Trusts within the fund complex for their services as Directors/Trustees to such Companies and Trusts. Currently the Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the fund complex.

             As the date of this SAI, the Trustees Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

                            MANAGEMENT ARRANGEMENTS

             Investment Advisory Agreement. BGFA provides investment advisory services to each LifePath Master Portfolio pursuant to separate Investment Advisory Contracts (each a "BGFA Advisory Contract") dated January 1, 1996 with MIP. As to each Master Portfolio, the applicable BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the applicable BGFA Advisory Contract is terminable without penalty, on 60 days' written notice, by either party. The applicable BGFA Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

             Prior to January 1, 1996, Wells Fargo Bank provided investment advisory services to each Master Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") dated February 25, 1994 with MIP.

             For the fiscal year ended February 28, 1995 and the period beginning March 1, 1995 and ended December 31, 1995, the portion of advisory fees paid to Wells Fargo Bank by the corresponding Master Portfolio of each LifePath Fund and the amount of such fees waived by Wells Fargo Bank that is allocable to each Fund is shown below. For the period beginning January 1, 1996 and ended February 29, 1996, the portion of advisory fees paid to BGFA by the corresponding Master Portfolio of each LifePath Fund and the amount of such fees waived by BGFA that is allocable to each Fund is shown below.

                                            Fiscal Year              3/1/95 -                 1/1/96-
                                            End 2/28/95              12/31/95                 2/29/96
                                            -----------              --------                 -------
                                        Fees        Fees          Fees        Fees        Fees        Fees
Master Portfolio                        Paid       Waived         Paid       Waived       Paid       Waived
----------------                        ----       ------         ----       ------       ----       ------
LifePath 2000 Master Portfolio          $217,676     $0           $363,537     $0         $ 99,511     $0
LifePath 2010 Master Portfolio          $158,218     $0           $312,434     $0         $ 86,919     $0
LifePath 2020 Master Portfolio          $252,413     $0           $520,296     $0         $141,075     $0
LifePath 2030 Master Portfolio          $156,397     $0           $343,850     $0         $ 93,240     $0
LifePath 2040 Master Portfolio          $189,121     $0           $503,315     $0         $148,324     $0


             Sub-Investment Advisory Agreement. Prior to January 1, 1996 WFNIA provided sub-investment advisory services to each Master Portfolio pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated February 25, 1994 with Wells Fargo Bank.

             For the fiscal year ended February 28, 1995 and for the period beginning March 1, 1995 and ended December 31, 1995, Wells Fargo Bank paid to WFNIA the sub-advisory fees indicated below and WFNIA waived the amounts shown:

                                             Fiscal Year                       3/1/95 -
                                             End 2/28/95                       12/31/95
                                             -----------                       --------
                                       Fees           Fees              Fees              Fees
Master Portfolio                       Paid          Waived             Paid             Waived
----------------                       ----          ------             ----             ------

LifePath 2000 Master Portfolio         $159,494       $0                $261,344           $0
LifePath 2010 Master Portfolio         $115,647       $0                $224,903           $0
LifePath 2020 Master Portfolio         $184,341       $0                $374,802           $0
LifePath 2030 Master Portfolio         $114,426       $0                $247,703           $0
LifePath 2040 Master Portfolio         $138,511       $0                $361,673           $0


             Administration Agreement. The Trust has engaged Wells Fargo Bank and Stephens to provide certain administrative services. Pursuant to Administration and Co-Administration Agreements with the Trust, Wells Fargo Bank and Stephens provide as administrative services, among other things: (i) general supervision of the operation of the Trust and the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Stephens also furnishes office space and certain facilities required for conducting the business of the Trust together with those ordinary clerical and bookkeeping services that are not being furnished by the Trust's investment adviser. Stephens also pays the compensation of the Trust's Trustees, Officers and employees who are affiliated with Stephens. Stephens has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administrative services to Stephens in connection with its co-administrative services to the Trust. Prior to February 1, 1997, Stephens served as the Trust's sole administrator.

             For the fiscal years ended February 28, 1995 and February 29, 1996, the Funds paid administrative fees to Stephens as follows:

                                                        FYE                       FYE
                                                        2/29/95                   2/28/96
Fund                                                    Fees Paid                 Fees Paid
----                                                    ---------                 ---------
LifePath 2000 Fund                                       $39,834                   $ 84,548
LifePath 2010 Fund                                       $28,945                   $ 72,832
LifePath 2020 Fund                                       $46,153                   $120,505
LifePath 2030 Fund                                       $28,565                   $ 79,564
LifePath 2040 Fund                                       $34,460                   $118,468

             Under the Administration Agreement, Stephens has agreed to assume the operating expenses of each LifePath Fund and a pro rata share of the operating expenses of each LifePath Master Portfolio, except for expenses in connection with securities purchases, sales or other related transactions, extraordinary expenses and fees and expenses payable pursuant to certain service contracts, as described in the Prospectus.

             Distribution Plans. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds -- Administrator and Distributor."

             As indicated in the Prospectus for the Funds, Class A and Class B shares of the LifePath Funds have each adopted a Distribution Plan (the "Plans") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. The Plans were adopted by the Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"). The Class A (formerly, Retail Class) and Class B Plans were approved by the Trust's Board of Trustees on February 1, 1995 and October 24, 1996, respectively.

             Under the Plans and pursuant to a Distribution Agreement dated February 25, 1994 with Stephens, the Funds may pay the Distributor, as compensation for distribution-related services, monthly fees at annual rates of up to 0.25% of the average daily net assets of the Class A shares of each Fund and 0.75% of the average daily net assets of the Class B shares of each Fund offering Class B shares. The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the NASD Rules of Fair Practice. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of a Fund's shares attributable to them. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

             Each of the Plans will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Qualified Trustees. Any Distribution Agreement related to the Plans also must be approved by such vote of the Trustees and the Qualified Trustees. The Distribution Agreement terminates automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund involved. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund involved, and no material amendments to the Plans may be made except by a majority of both the Trustees of the Trust and the Qualified Trustees.

             Each of the Plans requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

             For the fiscal year ended February 29, 1996, the Class A (formerly, Retail Class) shares of the Funds paid to Stephens as compensation for distribution related services the amounts listed below. All of the compensation to underwriters was retained by Wells Fargo Securities Inc.

                                                          Printing &                         Compensation
                                                            Mailing          Marketing            to
Fund                                      Total          Prospectuses        Brochures       Underwriters
----                                      -----          ------------        ---------       ------------
LifePath 2000 Fund (Retail)              $181,815            N/A                N/A            $181,815
LifePath 2010 Fund (Retail)              $123,026            N/A                N/A            $123,026
LifePath 2020 Fund (Retail)              $235,256            N/A                N/A            $235,256
LifePath 2030 Fund (Retail)              $155,737            N/A                N/A            $155,737
LifePath 2040 Fund (Retail)              $244,532            N/A                N/A            $244,532


             Shareholder Services Agreement. Wells Fargo Bank acts as the shareholder servicing agent ("Agent") for Class A and Class B shares of the Funds pursuant to a Shareholder Services Agreement (the "Agreement") and the related Shareholder Services Plans. Wells Fargo Bank, as agent, has agreed to perform certain shareholder liaison services such as answering shareholder inquiries regarding account status and history, and the manner in which purchases, exchanges and redemptions of Fund shares may be made. For the services provided pursuant to a Shareholder Servicing Agreement, the Trust may pay each Shareholder Servicing Agent a monthly fee at the annual rate of up to 0.20% of the average daily value of each Fund's shares beneficially owned by customers of the Shareholder Servicing Agent.

             For the fiscal year ended February 29, 1996, Class A (formerly, Retail Class) shares of the Funds paid shareholder services fees to Wells Fargo Bank as follows:

Fund                                                  Fees Paid
----                                                  ---------
LifePath 2000 Fund                                    $169,096
LifePath 2010 Fund                                    $145,664
LifePath 2020 Fund                                    $241,010
LifePath 2030 Fund                                    $159,128
LifePath 2030 Fund                                    $236,936


             Selling Group Agreement. Wells Fargo Securities Inc., an interested person (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a Selling Agent for the Class A (formerly, Retail Class) shares of the Funds pursuant to a Selling Group Agreement with

Stephens authorized pursuant to the Plan. As a Selling Agent, Wells Fargo Securities Inc. has an indirect financial interest in the operation of the Plan. The Board of Trustees believes that it is reasonably likely that the Plan will benefit the Funds and their shareholders because the Plan authorizes the relationship with Wells Fargo Securities Inc., and Wells Fargo Securities Inc. has previously developed distribution channels and relationships with the types of business and corporate customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board of Trustees to be responsible for significantly increased Fund assets and corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

             Custodian, Transfer and Dividend Disbursing Agent. IBT currently acts as custodian to each Fund and Master Portfolio. The principal business address of IBT is 89 South Street, P.O. Box 1537, Boston, MA 02205-1537. IBT is not entitled to receive a fee for providing custodial services so long as IBT is entitled to receive fees for providing sub-administrative services to Stephens. The custodian, among other things, maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds and pays all expenses of the Funds. IBT will also act as securities lending agent on behalf of the Funds. Prior to October 21, 1996, BGI was custodian of each Fund's investments. For its services as custodian, BGI was not entitled to receive a fee so long as BGFA received fees for providing advisory services to the Master Portfolios.

             Wells Fargo Bank acts as the Trust's transfer and dividend disbursing agent and performs such services at 525 Market Street, San Francisco, California 94105. Wells Fargo Bank is entitled to receive from the Trust for its services as transfer and dividend disbursing agent, a monthly fee at the annual rate of 0.10% of each Fund's average daily net assets.

             For the fiscal year ended February 29, 1996, the Trust paid dividend disbursing agency fees to Wells Fargo Bank as follows:

         Fund                                          Fees Paid
         ----                                          ---------
         LifePath 2000 Fund                            $ 84,548
         LifePath 2010 Fund                            $ 72,832
         LifePath 2020 Fund                            $120,505
         LifePath 2030 Fund                            $ 79,564
         LifePath 2040 Fund                            $118,468

                       PURCHASE AND REDEMPTION OF SHARES

             Terms of Purchase. The Trust reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Funds.

             Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closing), (b) when trading in the markets, the Fund or Master Portfolio normally utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of such Fund's or Master Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                        DETERMINATION OF NET ASSET VALUE

             LifePath Master Portfolios. The securities of the LifePath Master Portfolios, including covered call options written by a LifePath Master Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Portfolio securities which are traded primarily on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by consideration of other factors by or under the direction of MIP's Board of Trustees or its delegates. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by MIP's Board of Trustees.

             Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by or under the direction of MIP's Board of Trustees or its delegates. MIP's Board of Trustees reviews the method of valuation on a current basis. Restricted securities that are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which such securities were purchased. This discount may be revised periodically if BGFA believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by or under the direction of MIP's Board of Trustees or its delegates.

             Any assets or liabilities initially expressed in terms of foreign currency are translated into dollars using information provided by pricing entities, such as Morgan Stanley Capital International or Gelderman Data Service, or at a quoted market exchange rate as may be determined to be appropriate by BGFA. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of the foreign securities held by the LifePath Master Portfolio. In addition, foreign securities held by a LifePath Master Portfolio may be traded actively in securities markets which are open for trading on days when the Master Portfolio does not determine its net asset value. Accordingly, there may be occasions when a LifePath Master Portfolio does not calculate its net asset value but when the value of such Master Portfolio's portfolio securities is affected by such trading activity.

             Fixed-income securities are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by MIP's Board of Trustees. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by MIP's officers under the general supervision of MIP's Board of Trustees.

             Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of each LifePath Master Portfolio's shares.

             New York Stock Exchange Closings. The holidays on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

             Each LifePath Fund intends to qualify each year as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification requires, among other things, that (a) at least 90% of each Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends, and gains from the sale or other disposition of securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to each Fund's business of investing in such securities or currencies; (b) each Fund generally derives less than 30% of its gross income from gains from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (c) each Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

             For purposes of complying with these qualification requirements, each LifePath Fund will be deemed to own a proportionate share of its corresponding Master Portfolio's assets. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income (including its net tax-exempt income) earned in each year.

             Generally, dividends and capital gain distributions are taxable to shareholders when they are received. However, such dividends and distributions declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been paid by the Fund and received by the shareholder on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends and distributions will, accordingly, be taxable to the recipient shareholders in the year in which the record date falls.

             In addition, a 4% nondeductible excise tax will be imposed on each Fund to the extent it does not meet certain minimum distribution requirements of its net investment income and net realized capital gains by the end of each calendar year, but each Fund will either actually or be deemed to distribute substantially all of this income and therefore expects not to be subject to the excise.

             Depending on the composition of a regulated investment company's income, a portion of the dividends paid by the regulated investment company from its net investment income may qualify for the dividends-received deduction allowable to certain U.S. corporate shareholders. In general, dividend income of the regulated investment company distributed to qualifying corporate shareholders is eligible for the dividends-received deduction only to the extent that (i) the regulated investment company's income consists of dividends paid by U.S. corporations and (ii) the regulated investment company would have been entitled to the dividends received deduction with respect to such dividend income if the regulated investment company were not a regulated investment company under the Code. A corporate shareholder of the Fund must hold the Fund shares upon which the qualifying dividend is paid for at least 46 days to be entitled to the dividends-received deduction. The Code also provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends-received deduction.

             Income received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of any Fund is expected to consist of securities of foreign issuers, no Fund will be eligible to elect to "pass through" foreign tax credits to its shareholders.

             Ordinarily, gains and losses realized from portfolio transactions are treated as capital gain or loss, except in certain cases, including where a Master Portfolio acquires a put or grants a call thereon. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally, at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of securities will generally be short-term capital gains or losses. To the extent that a Fund recognizes long-term capital gains, such gains will be distributed at least annually. Distributions of long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares.

             If a shareholder receives a designated capital gain distribution on a Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months will be disallowed to the extent of any tax-exempt interest dividends received by the shareholder thereon. These rules shall not apply to losses incurred under a periodic redemption plan.

             As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (however, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000).

             If a shareholder disposes of Fund shares with reinvestment rights within 90 days of acquiring such shares and subsequently reacquires Fund shares or shares of another regulated investment company with a reduced or eliminated sales charge pursuant to the reinvestment rights, the sales charge incurred, if any, to acquire the disposed shares (to the extent such previous sales charges do not exceed the reduction or elimination of sales charges incurred on the subsequent acquisition) shall not be taken into account for the purpose of determining the amount of gain or loss on the initial disposition. To the extent any sales charge is consequently not taken into account, it will be treated as having been incurred in the subsequent acquisition. In addition, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             If an option granted by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Recognition of capital losses may be deferred if they result from a position which is part of a tax

"straddle," as discussed below. If securities are sold by a Master Portfolio pursuant to the exercise of a call option granted by it, such Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Master Portfolio pursuant to the exercise of a put option granted by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased.

             Under Section 1256 of the Code, gain or loss realized by a regulated investment company from certain financial forward, futures and options transactions is treated as 60% long-term capital gain (or loss) and 40% short- term capital gain (or loss) (the "60%/40% rule"). Gain or loss may arise upon the exercise or lapse of such forward contracts, futures and options as well as from closing transactions. In addition, any such forward contracts, futures or options remaining unexercised at the end of the regulated investment company's taxable year are treated as sold for their then fair market value, resulting in additional gain or loss to the regulated investment company characterized in the manner described above (the "marked-to-market rule"). Transactions that qualify as designated hedges are expected from the marked-to-market rule and the 60%/40% rule.

             All or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code (relating to the taxation of foreign currency transactions). Furthermore, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. Conversion transactions are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

             Offsetting positions held by a regulated investment company involving certain financial forward, futures or option contracts may be considered, for tax purposes, to constitute straddles. Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.

             If a regulated investment company was treated as entering into straddles by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256. The regulated investment company may make one or more elections with respect to mixed straddles, and, depending upon which elections are made, if any, the tax consequences with respect to the transaction may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

             Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. withholding tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Other Matters. Investors should be aware that the investments to be made by a Master Portfolio may involve sophisticated tax rules such as the original issue discount and real estate mortgage investment conduit ("REMIC") rules that would result in income or gain recognition by the Master Portfolio, and its corresponding Fund, without corresponding cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.


                                 CAPITAL STOCK

             As of October 31, 1996, no shareholders were known by the Trust to own 5% or more of the Class A or Class B shares of the LifePath Funds. As of October 31, 1996, the shareholders identified below were known by the Trust to own 5% or more of the Institutional Class shares of the LifePath Fund's outstanding shares in the following capacity:

                        Name and Address                         Percentage         Capacity
Name of Fund             of Shareholder                           of Fund            Owned
------------            ----------------                         ----------         --------
LifePath 2000           Stephens Inc.                                100%           Beneficial
(Institutional)         111 Center Street
                        Little Rock, AR 72201

LifePath 2010           Stephens Inc.                              28.37%           Beneficial
(Institutional)         111 Center Street
                        Little Rock, AR 72201

                        Charles Schwab & Co. Inc.                   71.63%          Beneficial
                        Special Custody for the
                        Benefit of Customers
                        Attn:  Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104

LifePath 2020           Stephens Inc.                               21.29%          Beneficial
(Institutional)         111 Center Street
                        San Francisco, CA 94104

                        Charles Schwab & Co. Inc.                   78.71%          Beneficial
                        Special Custody for the
                        Benefit of Customers
                        Attn:  Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104

LifePath 2030           Stephens Inc.                                6.15%          Beneficial
(Institutional)         111 Center Street
                        San Francisco, CA 94104

                        Charles Schwab & Co. Inc.                   93.85%          Beneficial
                        Special Custody for the
                        Benefit of Customers
                        Attn:  Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104

LifePath 2040           Stephens Inc.                               80.22%          Beneficial
(Institutional)         111 Center Street
                        San Francisco, CA 94104

                        Charles Schwab & Co. Inc.                   19.78%          Beneficial
                        Special Custody for the
                        Benefit of Customers
                        Attn:  Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104

                            PERFORMANCE INFORMATION

             LifePath Funds. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

             Total return is calculated by subtracting the amount of the net asset value per share of a class at the beginning of a stated period from the net asset value per share of a class at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share of a class at the beginning of the period.

             Because of the difference in the fees and expenses borne by Class A and Class B shares of the Funds, the return on such shares can be expected, at any given time, to be lower than the return on Institutional Class shares.

             For the fiscal year ended February 29, 1996, the average annual total returns on the Funds were as follows:

                                                  Class A
Fund                                              (formerly, Retail)     Institutional
----                                              ------------------     -------------
LifePath 2000 Fund                                12.98%                   13.19%
LifePath 2010 Fund                                19.40%                   19.69%
LifePath 2020 Fund                                22.94%                   23.18%
LifePath 2030 Fund                                26.53%                   26.88%
LifePath 2040 Fund                                28.91%                   29.32%

             The Funds may advertise the cumulative total return on a class of its shares. Cumulative total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share of a class at the beginning of the period. Advertisements may include the percentage rate of total return on a class of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

             In addition to the above performance information, the Funds may also advertise the cumulative total return for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a class of shares of the Fund, assuming all dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

             For the period from inception (March 1, 1994) to February 29, 1996, the cumulative total returns on the Funds were as follows:

                                                  Class A
Fund                                              (formerly, Retail)
----                                              ------------------
LifePath 2000 Fund                                15.35%
LifePath 2010 Fund                                23.35%
LifePath 2020 Fund                                28.01%
LifePath 2030 Fund                                31.63%
LifePath 2040 Fund                                35.68%

             For the period from inception (March 1, 1994) to February 29, 1996, the average annual total returns on the Funds were as follows:

                                                   Class A
Fund                                               (formerly, Retail)    Institutional
----                                               ------------------    -------------
LifePath 2000 Fund                                 7.40%                    7.65%
LifePath 2010 Fund                                11.06%                   11.33%
LifePath 2020 Fund                                13.14%                   13.40%
LifePath 2030 Fund                                14.73%                   15.11%
LifePath 2040 Fund                                16.48%                   16.85%

             From time to time, the Trust may use, in advertisements and other types of literature, information and statements describing the LifePath Funds as the first mutual funds to offer a flexible investment strategy designed to change over specific time horizons.

             From time to time and only to the extent the comparison is appropriate for the LifePath Funds, the Trust may quote performance or price-earning ratios for a class of the Funds in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term

High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Funds' performance also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of the Funds will be calculated by relating net asset value per share of a class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Funds' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.
General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Master Portfolios' investment adviser or its affiliates.

             From time to time the Trust may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Trust may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Funds: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Funds or the general economic, business, investment, or financial environment in which the Funds operate;
(iii) the effect of tax-deferred compounding on the investment returns of the Funds, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Funds (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Funds or current or potential value with respect to the particular industry or sector.

             The Trust also may discuss in advertising and other types of literature that the Funds have been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Funds' shares since the rating would not comment on the market price of the Funds' shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the Funds' performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Funds' past performance with other rated investments.

             From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment adviser. The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a Fund's investment adviser or sub-adviser. The Trust may disclose in advertising, statements and other literature the amount of assets and mutual fund assets managed by Wells Fargo Bank or BGFA. As of June 30, 1996, Wells Fargo Bank provided investment advisory services for approximately $56 billion of assets of individuals, trusts, estates and institutions and $17 billion of mutual fund assets. As of September 30, 1996, BGFA and its affiliates provided investment advisory services for over $327 billion of assets.


                             PORTFOLIO TRANSACTIONS

             General. BGFA assumes general supervision over placing orders on behalf of MIP for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for each Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price.

             Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. While BGFA generally seeks reasonably competitive spreads or commissions, the Master Portfolios will not necessarily be paying the lowest spread or commissions available. BGFA does not preference its orders to brokers or dealers based on receipt of statistical or other research services.

             Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates over 100% are likely to result in comparatively greater brokerage expenses.

             Purchases and sales of fixed-income securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by the LifePath Master Portfolio for such purchases and sales. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.


             Brokerage Commissions. For the fiscal years ended February 28, 1995 and February 29, 1996, the corresponding Master Portfolio of each LifePath Fund paid the dollar amounts of brokerage commissions indicated below. None of these brokerage commissions were paid to affiliated brokers.

                                                         Commissions Paid
                                                         ----------------
Master Portfolio                                     1995                  1996
----------------                                     ----                  ----
LifePath 2000 Master Portfolio                     $24,231               $71,608
LifePath 2010 Master Portfolio                     $28,830               $33,786
LifePath 2020 Master Portfolio                     $56,540               $29,666
LifePath 2030 Master Portfolio                     $37,890               $12,053
LifePath 2040 Master Portfolio                     $56,183               $ 8,311


             Securities of Regular Broker Dealers. As of February 29, 1996, the corresponding Master Portfolio of each LifePath Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

Master Portfolio                  Broker/Dealer                              Amount
----------------                  -------------                              ------
LifePath 2000                     CitiCorp                                 $  92,000
                                  Lehman Brothers                             30,000
                                  Merrill Lynch & Co.                         29,000
                                  J.P. Morgan Securities                      40,000

LifePath 2010                     CitiCorp                                  $295,000
                                  Lehman Brothers                             25,000
                                  Merrill Lynch & Co.                         79,000
                                  J.P. Morgan Securities                     123,000

LifePath 2020                     CitiCorp                                  $549,000
                                  Lehman Brothers                             45,000
                                  Merrill Lynch & Co.                        170,000
                                  J.P. Morgan Securities                     255,000

LifePath 2030                     CitiCorp                                  $431,000
                                  Lehman Brothers                             40,000
                                  Merrill Lynch & Co.                        134,000
                                  J.P. Morgan Securities                     198,000

LifePath 2040                     CitiCorp                                  $784,000
                                  Lehman Brothers                             79,000
                                  Merrill Lynch & Co.                        213,000
                                  J.P. Morgan Securities                     319,000


                          INFORMATION ABOUT THE FUNDS

             Each Fund share, irrespective of class, has one vote and when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. Each share of a class has identical voting rights with respect to the Fund of which it is a part provided that there are certain matters which affect one class but not another. Currently, the only such matter is the existence of a Distribution Plan pursuant to Rule 12b-11 under the 1940 Act with respect to the Class A and Class B shares but not the Institutional Class shares. On this matter the shareholders of the affected class vote as a class.

             Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment trust, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of such Fund in the matter are identical or that the matter does not affect any interest of such Fund. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

             Each Fund sends annual and semi-annual financial statements to all its shareholders of record.

                                    COUNSEL

             Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, independent auditors, have been selected as each Fund's independent auditors. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities and Exchange Commission filings.


                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended February 29, 1996 for each LifePath Fund of the Trust and each corresponding LifePath Master Portfolio of MIP are hereby incorporated by reference to the Trust's LifePath Funds Annual Reports, as filed with the SEC on May 28, 1996. The portfolio of investments and financial statements for the period ended August 31, 1996 for each LifePath Fund and corresponding Master Portfolio are hereby incorporated by reference to the Trust's Semi-Annual Reports, as filed with the SEC on November 7, 1996. These portfolio of investments, audited financial statements and independent auditors' report for the Funds are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX

             Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

S&P

Bond Ratings

AAA

             Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA

             Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A

             Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB

             Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

             S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

             The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Bond Ratings

Aaa

             Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

             Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

             Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

             Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

             The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

             Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations.
This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

             The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

             Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

             Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A

             Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

             Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

             Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

             Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

             Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

             Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

             Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2

             Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings

AAA

             Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA

             Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A

             Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB

             Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

             Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

             The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and Trust fundamentals. Risk factors are small.

IBCA

Bond and Long-Term Ratings

             Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

Commercial Paper and Short-Term Ratings

             The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

International and U.S. Bank Ratings

             An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                                STAGECOACH TRUST
                          FILE NOS. 33-64352; 811-7780

                           PART C. OTHER INFORMATION


Item 24.     Financial Statements and Exhibits

       (a)   Financial Statements:

             The portfolio of investments, audited financial statements and independent auditors' report for the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds of the Trust and corresponding Master Portfolios of Master Investment Portfolio ("MIP"), for the fiscal year ended February 29, 1996, are hereby incorporated by reference to the Trust's Annual Reports, as filed with the SEC on May 28, 1996.

             The portfolio of investments and financial statements for the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds of the Trust and corresponding Master Portfolios of MIP, for the period ended August 31, 1996, are hereby incorporated by reference to the Trust's Semi-Annual Reports, as filed with the SEC on November 7, 1996.

       (b)   Exhibits:

      Exhibit
      Number                                           Description
      -------                                          -----------

       1(a)                  -  Amended and Restated Agreement and Declaration
                                of Trust, incorporated by reference to
                                Pre-Effective Amendment No. 2 to the
                                Registration Statement filed on January 11,
                                1994.

       2(a)                  -  By-Laws, incorporated by reference to
                                Pre-Effective Amendment No. 1 to the
                                Registration Statement filed on November 16,
                                1993.

       3                     -  Not Applicable.

       4                     -  Not Applicable.

       5                     -  Administration Agreement with Stephens Inc.,
                                incorporated by reference to Post-Effective
                                Amendment No. 5 to the Registration Statement filed on June 28, 1996.

       6(a)                  -  Distribution Agreement with Stephens Inc.
                                incorporated by reference to Post-Effective
                                Amendment No. 5 to the Registration Statement filed on June 28, 1996.

       6(b)                  -  Retail (Class A) Shares Distribution Plan,
                                incorporated by reference to Post-Effective
                                Amendment No. 1 to the Registration Statement filed on January 28, 1994.

       6(c)                  -  Class B Shares Distribution Plan, filed
                                herewith.

       7                     -  Not Applicable.

       8                     -  Form of Custody Agreement with Investors Bank &
                                Trust Company., to be filed by amendment.

       9(a)                  -  Shareholder Services Agreement with Stephens
                                Inc. incorporated by reference to Post-
                                Effective Amendment No. 5 to the Registration
                                Statement filed on June 28, 1996.

       9(b)                  -  Shareholder Services Plan, incorporated by
                                reference to Post-Effective Amendment No. 5 to the Registration Statement filed on June 28,
                                1996.

       9(c)                  -  Class B Shares Servicing Plan, filed herewith.

       10                    -  Opinion and Consent of Counsel, filed herewith.

       11                    -  Not Applicable

       18                    -  Rule 18f-3 Multi-Class Plan, filed herewith.

       27                    -  Financial Data Schedules for the Institutional
                                Class and Retail Class shares of the LifePath
                                2000, LifePath 2010 Fund, LifePath 2020 Fund,
                                LifePath 2030 Fund and LifePath 2040 Fund, incorporated by reference to the Form N-SAR, filed April 29, 1996.

Item 25.  Persons Controlled by or Under Common Control with Registrant

             As of November 1, 1996, each of the LifePath Funds owned the following percentages of the corresponding Master Portfolios of Master Investment Portfolio and therefore could be considered a controlling person of the corresponding Master Portfolio for purposes of the 1940 Act.


                                                                                      Percentage of outstanding
                                                                                         beneficial interests
                                       Corresponding                              ---------------------------------
Fund                                   Master Portfolio                           Class A             Institutional
----                                   ----------------                           -------             -------------
LifePath 2000 Fund                     LifePath 2000 Master Portfolio             69.77%                   0.01%
LifePath 2010 Fund                     LifePath 2010 Master Portfolio             50.36%                   0.03%
LifePath 2020 Fund                     LifePath 2020 Master Portfolio             61.11%                   0.03%
LifePath 2030 Fund                     LifePath 2030 Master Portfolio             66.38%                   0.17%
LifePath 2040 Fund                     LifePath 2040 Master Portfolio             75.44%                   0.01%

Item 26.  Number of Holders of Securities

             As of November 15, 1996, there were no record holders of Class B shares of the Funds. As of October 31, 1996, the number of record holders of Class A and Institutional Class shares of the Registrant were as follows:

                                                                 Number of
     Title of Class                                           Record Holders
     --------------                                           --------------
LifePath 2000 Fund
  Class A (Retail Class)                                              4006
  Institutional Class                                                    1
LifePath 2010 Fund
  Class A (Retail Class)                                              3121
  Institutional Class                                                    2
LifePath 2020 Fund
  Class A (Retail Class)                                              5083
  Institutional Class                                                    2
LifePath 2030 Fund
  Class A (Retail Class)                                              3432
  Institutional Class                                                    2
LifePath 2040 Fund
  Class A (Retail Class)                                              6741
  Institutional Class                                                    2

Item 27.  Indemnification

             Reference is made to Article Eight of the Registrant's Declaration of Trust. The application of these provisions is limited by Article 10 of the Registrant's By-Laws filed as and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


Item 28.     Business and Other Connections of the Investment Adviser

             Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), serves as investment adviser to the Funds' corresponding Master Portfolios and to certain other open-end management investment companies and various other institutional investors.

             The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Funds, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. With the exception of Irving Cohen, each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position                     Principal Business(es) During at
at BGFA                               Least the Last Two Fiscal Years
-------------                         --------------------------------
Frederick L.A. Grauer               Chairman and Director of WFNIA and WFITC
Chairman, Director                  45 Fremont Street, San Francisco, CA  94105

Donald L. Luskin                    Chief Executive Officer of WFNIA's Defined Contribution Group
Vice Chairman & Director            45 Fremont Street, San Francisco, CA  94105

Irving Cohen                        Chief Financial Officer and Chief Operating Officer of Barclays Bank
Director                            PLC, New York Branch and Chief Operating Officer of Barclays Group,
                                    Inc. (USA)*:  previously Chief Financial Officer of Barclays de Zoete
                                    Wedd Securities Inc. (1994)
                                    222 Broadway, New York, NY  10038

Andrea M. Zolberti                  Chief Financial Officer of WFNIA and WFITC
Chief Financial Officer             45 Fremont Street, San Francisco, CA  94105

Vincent J. Bencivenga               Previously Vice President at State Street Bank & Trust Company
Chief Fiduciary Officer             One Financial Center, Boston, Massachusetts 02111


              Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, served as investment adviser to each of the Fund's corresponding Master Portfolio's investment portfolios, and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

              To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

Name and Position                     Principal Business(es) and Address(es)
at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
-------------------                   ------------------------------------------
H. Jesse Arnelle                      Senior Partner of Arnelle & Hastie
Director                              455 Market Street
                                      San Francisco, CA 94105

                                      Director of FPL Group, Inc.
                                      700 Universe Blvd.
                                      P.O. Box 14000
                                      North Palm Beach, FL 33408

William R. Breuner                    General Partner in Breuner Associates, Breuner Properties and
Director                              Breuner-Pavarnick Real Estate Developers.  Retired Chairman of
                                      the Board of Directors of John Breuner Co.
                                      2300 Clayton Road, Suite 1570
                                      Concord, CA 94520

                                      Vice Chairman of the California State Railroad
                                      Museum Foundation.
                                      111  I  Street
                                      Old Sacramento, CA 95814

William S. Davila                     President and Director of The Vons Companies, Inc.
Director                              618 Michillinda Avenue
                                      Arcadia, CA  91007

                                      Officer of Western Association of Food Chains
                                      825 Colorado Blvd. #203
                                      Los Angeles, CA 90041

Rayburn S. Dezember                   Director of CalMat Co.
Director                              3200 San Fernando Road
                                      Los Angeles, CA  90065

                                      Director of Tejon Ranch Co.
                                      P.O. Box 1000
                                      Lebec, CA  93243

                                      Director of Turner Casting Corp.
                                      P.O. Box 1099
                                      Cudahy, CA 90201

                                      Director of The Bakersfield Californian
                                      P.O. Box 440
                                      1707  I  Street
                                      Bakersfield, CA 93302

                                      Director of Kern County Economic Development Corp.
                                      P.O. Box 1229
                                      2700 M Street, Suite 225
                                      Bakersfield, CA 93301

                                      Chairman of the Board of Trustees of Whittier College
                                      13406 East Philadelphia Ave.  P.O. Box  634
                                      Whittier, CA 90608

Paul Hazen                            Chairman of the Board of Directors of
Chairman of the                       Wells Fargo & Company
Board of Directors                    420 Montgomery Street
                                      San Francisco, CA  94105

                                      Director of Pacific Telesis Group
                                      130 Kearny Street
                                      San Francisco, CA  94108

                                      Director of Phelps Dodge Corp.
                                      2600 North Central Avenue
                                      Phoenix, AZ 85004

                                      Director of Safeway Inc.
                                      Fourth and Jackson Streets
                                      Oakland, CA  94660

Robert K. Jaedicke                    Accounting Professor and Dean Emeritus of
Director                              Graduate School of Business, Stanford University
                                      MBA Admissions Office
                                      Stanford, CA  94305

                                      Director of Homestake Mining Co.
                                      650 California Street
                                      San Francisco, CA 94108

                                      Director of California Water Service Company
                                      1720 North First Street
                                      San Jose, CA 95112

                                      Director of Boise Cascade Corp.
                                      1111 West Jefferson Street
                                      P.O. Box 50
                                      Boise, ID  83728

                                      Director of Enron Corp.
                                      1400 Smith Street
                                      Houston, TX  77002

                                      Director of GenCorp, Inc.
                                      175 Ghent Road
                                      Fairlawn, OH  44333

Paul A. Miller                        Chairman of Executive Committee and Director of
Director                              Pacific Enterprises
                                      633 West Fifth Street
                                      Los Angeles, CA  90071

                                      Trustee of Mutual Life Insurance Company of New York
                                      1740 Broadway
                                      New York, NY  10019

                                      Director of Newhall Management Corporation
                                      23823 Valencia Blvd.
                                      Valencia, CA 91355

                                      Trustee of University of Southern California
                                      University Park  TGF 200
                                      665 Exposition Blvd.
                                      Los Angeles, CA 90089

Ellen M. Newman                       President of Ellen Newman Associates
Director                              323 Geary Street,  Suite 507
                                      San Francisco, CA 94102

                                      Chair of Board of Trustees of
                                      University of California at San Francisco Foundation
                                      250 Executive Park Blvd., Suite 2000
                                      San Francisco, CA  94143

                                      Director of American Conservatory Theater
                                      30 Grant Avenue
                                      San Francisco, CA 94108

                                      Director of California Chamber of Commerce
                                      1201 K Street, 12th Floor
                                      Sacramento, CA 95814

Philip J. Quigley                     Chairman, Chief Executive Officer and
Director                              Director of Pacific Telesis Group
                                      130 Kearney Street, Rm. 3700
                                      San Francisco, CA 94108

                                      Director of Varian Associates
                                      3050 Hansen Way
                                      P.O. Box 10800
                                      Palo Alto, CA 94303

Carl E. Reichardt                     Chairman and Chief Executive Officer of the
Director                              Board of Directors of Wells Fargo & Company
                                      420 Montgomery Street
                                      San Francisco, CA 94105

                                      Director of Ford Motor Company
                                      The American Road
                                      Dearborn, MI  48121

                                      Director of Hospital Corporation of America,
                                      HCA-Hospital Corp. of America
                                      One Park Plaza
                                      Nashville, TN  37203

                                      Director of Pacific Gas and Electric Company
                                      77 Beale Street
                                      San Francisco, CA 94105

                                      Director of Newhall Management Corporation
                                      23823 Valencia Blvd.
                                      Valencia, CA 91355

Donald B. Rice                        President, Chief Operating Officer and Director of
Director                              Teledyne, Inc.
                                      2049 Century Park East
                                      Los Angeles, CA  90067

                                      Director of Vulcan Materials Company
                                      One Metroplex Drive
                                      Birmingham, AL  35209

                                      Retired Secretary of the Air Force

Susan G. Swenson                      President and Chief Executive Officer of Cellular One
Director                              651 Gateway Blvd.
                                      San Francisco, CA 94080

Chang-Lin Tien                        Chancellor of University of California at Berkeley
Director                              UC at Berkeley
                                      Berkeley, CA 94720

John A. Young                         President, Director and Chief Executive Officer of
Director                              Hewlett-Packard Company
                                      3000 Hanover Street
                                      Palo Alto, CA  94304

                                      Director of Chevron Corporation
                                      225 Bush Street
                                      San Francisco, CA  94104

William F. Zuendt                     Director of 3Com Corp.
President                             5400 Bayfront Plaza
                                      P.O. Box 58145
                                      Santa Clara, CA  95052

                                      Director of MasterCard International
                                      888 Seventh Avenue
                                      New York, NY 10106

                                      Trustee of Golden Gate University
                                      536 Mission Street
                                      San Francisco, CA 94163


             Prior to January 1, 1996, WFNIA served as sub-adviser to the Funds corresponding Master Portfolios, and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "Management of the Trust" in the Part B.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, SEC File No. 801-36479, incorporated herein by reference.

Item 29.  Principal Underwriters

             (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Overland Express Funds, Inc., Stagecoach Funds Inc. and MasterWorks Funds Inc. (formerly, Stagecoach Inc.), Nations Fund Trust, Nations Funds, Inc., Nations Fund Portfolio, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., and Nations Government Income Term Trust 2004, Inc., and Managed Balanced Target Maturity Fund, Inc., which are closed-end management investment companies.

             (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to The Investment Advisers Act of 1940 (file No. 501-15510).

             (c)    Not applicable.


Item 30.     Location of Accounts and Records

             (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

             (b) BGFA and BGI maintain all Records relating to their services as investment adviser and custodian, respectively, for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.

             (c) Wells Fargo Bank maintains all Records relating to its services as investment adviser and custodian for the period prior to January 1, 1996 and for its services as transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

             (d) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-adviser and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

             (e) Stephens maintains all Records relating to its services as sponsor, administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

             (e) Investors Bank & Trust Company maintains all Records relating to its services at 89 South Street, P.O. Box 1537, Boston, MA 02205-1537.


Item 31.     Management Services

             Not Applicable.


Item 32.     Undertakings

             (a)    Not Applicable.

             (b)    Not Applicable.

             (c) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

             (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 14th day of November, 1996.

                                        STAGECOACH TRUST


                                        By /s/ Richard H. Blank, Jr.
                                           -------------------------
                                           (Richard H. Blank, Jr.)
                                           Secretary and Treasurer
                                           (Principal Financial Officer)

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                                       TITLE
---------                                       -----

                   *                            Trustee, Chairman and President
--------------------------------------          (Principal Executive Officer)
(R. Greg Feltus)

/s/ Richard H. Blank, Jr.                       Secretary and Treasurer
--------------------------------------          (Principal Financial Officer)
(Richard H. Blank, Jr.)

                   *                                  Trustee
--------------------------------------
(Jack S. Euphrat)

                   *                                  Trustee
--------------------------------------
(Thomas S. Goho)

                   *                                  Trustee
--------------------------------------
(Zoe Ann Hines)

                   *                                  Trustee
--------------------------------------
(W. Rodney Hughes)

                   *                                  Trustee
--------------------------------------
(Robert M. Joses)

                   *                                  Trustee
--------------------------------------
(J. Tucker Morse)

November 14, 1996

*By: /s/ Richard H. Blank, Jr.
     -------------------------
     (Richard H. Blank, Jr.)
     As Attorney-in-Fact

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 14th day of November, 1996.

                                        MASTER INVESTMENT PORTFOLIO


                                        By /s/ Richard H. Blank, Jr.
                                           -------------------------
                                           (Richard H. Blank, Jr.)
                                           Chief Operating Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                                       TITLE
---------                                       -----

                   *                            Chairman, President
--------------------------------------          (Principal Executive
(R. Greg Feltus)                                Officer) and Trustee

/s/ Richard H. Blank, Jr.                       Chief Operating Officer,
--------------------------------------          Secretary and Treasurer
(Richard H. Blank, Jr.)                         (Principal Financial
                                                and Accounting Officer)

                   *                                  Trustee
--------------------------------------
(Jack S. Euphrat)

                   *                                  Trustee
--------------------------------------
(Thomas S. Goho)

                   *                                  Trustee
--------------------------------------
(Zoe Ann Hines)

                   *                                  Trustee
--------------------------------------
(W. Rodney Hughes)

                   *                                  Trustee
--------------------------------------
(Robert M. Joses)

                   *                                  Trustee
--------------------------------------
(J. Tucker Morse)

November 14, 1996

*By: /s/ Richard H. Blank, Jr.
     -------------------------
     (Richard H. Blank, Jr.)

                                STAGECOACH TRUST
                          FILE NOS. 33-64352; 811-7780

                                 EXHIBIT INDEX


       Exhibit Number           Description
       --------------           -----------
       EX-99.B6(c)                  Class B Shares Distribution Plan

       EX-99.B9(c)                  Class B Shares Servicing Plan

       EX-99.B10                    Opinion and Consent of Counsel